SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
                           [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                  The Montgomery Funds/The Montgomery Funds II

                (Name of Registrant as Specified in Its Charter)
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Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials:

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1) Amount previously paid:


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     (2) Form, Schedule or Registration no:
                        Schedule 14A; 33-34841, 811-6011; 33-69686, 811-8064

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     (3) Filing Party: The Montgomery Funds/The Montgomery Funds II

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     (4) Date Filed: April 11, 1997

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                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II

                              101 California Street
                         San Francisco, California 94111
                                 (800)__________

                 Joint Notice of Special Meeting of Shareholders
                            To Be Held June 23, 1997

         To the  shareholders  of the following  series of The Montgomery  Funds
(each, a "TMF Fund" and collectively, the "TMF Funds"):

    o Montgomery Growth Fund                                       o  Montgomery Equity Income Fund
    o Montgomery Small Cap Fund                                    o  Montgomery Small Cap Opportunities Fund
    o Montgomery Micro Cap Fund                                    o  Montgomery Global Opportunities Fund
    o Montgomery Global Communications Fund                        o  Montgomery International Small Cap Fund
    o Montgomery International Growth Fund                         o  Montgomery Emerging Asia Fund
    o Montgomery Emerging Markets Fund                             o  Montgomery Select 50 Fund
    o Montgomery Global Asset Allocation Fund                      o  Montgomery Short Duration Government Bond Fund
    o Montgomery Government Reserve Fund                           o  Montgomery Federal Tax-Free Money Fund
    o Montgomery California Tax-Free Intermediate Bond Fund        o  Montgomery California Tax-Free Money Fund

and to the shareholders of the following series of The Montgomery Funds II:

    o Montgomery Asset Allocation Fund,

notice is hereby given that a Special Meeting (the "Meeting") of shareholders of each Fund above will be held on Monday, June 23, 1997, at 9:00 a.m., local time, at 101 California Street, San Francisco, California 94111. Each TMF Fund is a separate series of The Montgomery Funds, a Massachusetts business trust (the "TMF Trust"). The Montgomery Asset Allocation Fund is a separate series of The Montgomery Funds II, a Delaware business trust (the "TMFII Trust"). The TMF Funds and the Montgomery Asset Allocation Fund are collectively called the "Funds" and individually a "Fund." The TMF Trust and the TMFII Trust are collectively called the "Trusts."

         At the Meeting, you and the other shareholders of each Fund will be asked to consider and vote on the following proposals:

         1.  For  Shareholders  of  Each  Fund:  To  approve  a  new  Investment
Management Agreement between each Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of each Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset
Management, L.P. (the "Manager") will be acquired by New Montgomery, a subsidiary of Commerzbank AG, as further described in the accompanying Proxy Statement;

         2. For Shareholders of Each TMF Fund: To elect Cecilia Herbert to continue to serve as a disinterested Trustee on the Board of Trustees of The Montgomery Funds;

         3A. For Shareholders of Montgomery Asset Allocation Fund only: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby to convert the Montgomery Asset Allocation Fund into a fund-of-funds;

         3B. For Shareholders of Each TMF Fund: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, effectively moving the TMF Funds from the TMF Trust (a Massachusetts business trust) to the TMFII Trust (a Delaware business trust), and specifically providing for: (a) the transfer of all assets of each TMF Fund to a newly created corresponding series (each, a "New Fund") of the TMFII Trust in exchange for shares of the corresponding New Fund, and the assumption by each corresponding New Fund of liabilities of each TMF Fund; (b) the distribution to TMF Fund shareholders of such corresponding New Fund's shares; and (c) the dissolution of each TMF Fund;

         4. For Shareholders of Each Fund: To authorize the Board of Trustees to approve any future conversion of each Fund to a feeder fund in a master/feeder fund structure;

         5. For Shareholders of the Montgomery Growth Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery Micro Cap Fund, Montgomery International Small Cap Fund, Montgomery Emerging Asia Fund, Montgomery Emerging Markets Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund and Montgomery California Tax-Free Money Fund: To approve certain changes to the fundamental investment restrictions of each of those Funds; and

         6. For Shareholders of Each Fund: To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on April 25, 1997 are entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund will vote separately to approve each proposal. If you hold shares of more than one Fund, you will receive a proxy card for each Fund. Please complete all proxy cards you receive. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.

                                       By Order of the Board of Trustees of
                                       The Montgomery Funds and
                                       The Montgomery Funds II



                                       R. Stephen Doyle
                                       Chairman and Chief Executive Officer


San Francisco, California
April 25, 1997

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II

                              101 California Street
                         San Francisco, California 94111
                                 (800) ________

                                 PROXY STATEMENT

         To the  shareholders  of the following  series of The Montgomery  Funds
(each, a "TMF Fund" and collectively, the "TMF Funds"):

    o Montgomery Growth Fund                                       o Montgomery Equity Income Fund
    o Montgomery Small Cap Fund                                    o Montgomery Small Cap Opportunities Fund
    o Montgomery Micro Cap Fund                                    o Montgomery Global Opportunities Fund
    o Montgomery Global Communications Fund                        o Montgomery International Small Cap Fund
    o Montgomery International Growth Fund                         o Montgomery Emerging Asia Fund
    o Montgomery Emerging Markets Fund                             o Montgomery Select 50 Fund
    o Montgomery Global Asset Allocation Fund                      o Montgomery Short Duration Government Bond Fund
    o Montgomery Government Reserve Fund                           o Montgomery Federal Tax-Free Money Fund
    o Montgomery California Tax-Free Intermediate Bond Fund        o Montgomery California Tax-Free Money Fund

and to the shareholders of the following series of The Montgomery Funds II:

    o Montgomery Asset Allocation Fund,

a Special Meeting of shareholders of each above-named Fund will be held on Monday, June 23, 1997, at 9:00 a.m. local time, at the offices of the Trusts, 101 California Street, San Francisco, California 94111.

                                   ----------

                      GENERAL INFORMATION ABOUT THE MEETING



Q:       Who is asking for my vote?

         The Trustees of The Montgomery Funds and the Trustees of The Montgomery Funds II, who are responsible for overseeing the Funds have asked that you vote on several matters. The vote will be formally taken at the special meeting (the "Meeting") of shareholders to be held at the offices of the Trusts at 101 California Street, San Francisco, California 94111 on Monday, June 23, 1997 at 9:00 a.m. local time and at any and all adjournments thereof.

Q:       How can I vote?

         You may vote in person at the Meeting, or you may vote by returning the enclosed proxy card before the Meeting. You may revoke your proxy at any time before it is exercised by delivering a written notice to The Montgomery Funds (or, if you are a shareholder of the Montgomery Asset Allocation Fund, to The Montgomery Funds II) expressly revoking your proxy, by signing and forwarding to the relevant Trust a proxy with a later date, or by attending the Meeting and casting your votes in person.

         The Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record by such persons. Montgomery Asset Management, L.P. (the "Manager") will reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies, to the extent they are incurred in connection with Proposal no. 1 and Proposal no. 2, will be borne by the Manager. Costs that are not related to those two proposals will be borne by the Funds, unless such costs are voluntarily paid for by the Manager. In addition to solicitations by mail, some of the officers and employees of the Manager and its affiliates, without any extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. The Manager has hired First Data Investor Services Group, Inc. of Boston to solicit proxies from brokers, banks, other institutional holders and individual shareholders. It is expected that this proxy statement will first be mailed to shareholders on or about April 25, 1997.

Q:       Who is eligible to vote?

         Only shareholders of record at the close of business on April 25, 1997 are entitled to vote at the Meeting and any adjournment thereof.

Q:       What is a quorum and what is the required quorum?

         In order to conduct business at the Meeting, a quorum must be present. A quorum is the minimum number of shares that are required to be present at the Meeting before any business can be conducted related to a Fund or a Trust, as the case may be. For each proposal (other than Proposal no. 2 with respect to the election of Ms. Herbert), forty percent (40%) of the shares of each Fund entitled to vote shall constitute a quorum. For Proposal no. 2, forty percent (40%) of the shares of the TMF Trust entitled to vote shall constitute a quorum.

Q:       What is the required vote to approve a proposal?

         For each proposal other than Proposal no. 2, all shares of all Funds that are entitled to vote for a proposal shall vote separately by Fund (but not separately by class). For Proposal no. 1, Proposal no. 4 and Proposal no. 5, the affirmative vote of a majority of the net asset value of the outstanding shares is required for approval (except for shares of The Montgomery Asset Allocation Fund, where the affirmative vote of a majority of the outstanding shares is required for approval). The term "majority" is defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), as the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's outstanding shares.

         For Proposal no. 2, a plurality of the votes cast at the Meeting by TMF shareholders is required to elect Ms. Herbert to continue to serve as a Trustee of the TMF Trust. This means that she must receive more votes than any other nominee. The Board of Trustees of the TMF Trust is not aware of any other nominee.

         For Proposal 3A, the affirmative vote of a simple majority (more than 50%) of the shares represented at the Meeting is required for approval. For Proposal no. 3B, the affirmative vote of a simple majority (more than 50%) of the net asset value of the shares of each Fund represented at the Meeting is required for approval for that Fund. For purposes of Proposal no. 3B, votes are counted using the net asset value of shares voted, also known as dollar-based voting.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against those proposals where the required vote is a percentage of the shares present or outstanding. Thus, broker non-votes will be disregarded in determining the votes cast for Proposals no. 2 (election of Ms. Herbert), no. 3A (fund-of-funds reorganization) and 3B (trust reorganization), but will count against the other proposals.

                                   ----------

         Each TMF Fund is a separate series of The Montgomery Funds, a Massachusetts business trust (the "TMF Trust"). The Montgomery Asset Allocation Fund is a separate series of The Montgomery Funds II, a Delaware business trust (the "TMFII Trust"). The TMF Funds and the Montgomery Asset Allocation Fund are collectively called the "Funds" and individually, a "Fund." The TMF Trust and the TMFII Trust are collectively called the "Trusts."

         At the Meeting, the shareholders of each Fund will be asked to consider and vote on the following proposals:

         1.  For  Shareholders  of  Each  Fund:  To  approve  a  new  Investment
Management Agreement between each Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of each Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset
Management, L.P. (the "Manager") will be acquired by New Montgomery, a subsidiary of Commerzbank AG;

         2. For Shareholders of Each TMF Fund: To elect Cecilia Herbert to continue to serve as a disinterested Trustee on the Board of Trustees of The Montgomery Funds;

         3A. For Shareholders of Montgomery Asset Allocation Fund only: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby to convert the Montgomery Asset Allocation Fund into a fund-of-funds;

         3B. For Shareholders of Each TMF Fund: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, effectively moving the TMF Funds from the TMF Trust (a Massachusetts business trust) to the TMFII Trust (a Delaware business trust), and specifically providing for: (a) the transfer of all assets of each TMF Fund to newly created corresponding series (each, a "New Fund") of the TMFII Trust in exchange for shares of the corresponding New Fund, and the assumption by each corresponding New Fund of liabilities of each TMF Fund; (b) the distribution to TMF Fund shareholders of such corresponding New Fund's shares; and (c) the dissolution of each TMF Fund;

         4. For Shareholders of Each Fund: To authorize the Board of Trustees to approve any future conversion of each Fund to a feeder fund in a master/feeder fund structure;

         5. For Shareholders of the Montgomery Growth Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery Micro Cap Fund, Montgomery International Small Cap Fund, Montgomery Emerging Asia Fund, Montgomery Emerging Markets Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund and Montgomery California Tax-Free Money Fund: To approve certain changes to the fundamental investment restrictions of each of those Funds; and

         6. For Shareholders of Each Fund: To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of each Fund will vote separately to approve each proposal (except Proposal no. 2 regarding the election of Ms. Herbert).

         If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal no. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal no. 1.

         Shareholders  of each Fund at the close of  business  on April 25, 1997 will be  entitled to be present and vote at the  Meeting.  As of that date,  the number of shares outstanding for each Fund and their respective total net assets are set forth in table format below:
--------------------------------------------------------------- ----------------------- --------------------
Fund Name                                                        Shares Outstanding      Total Net Assets
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Growth Fund                                                                          $__________
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Montgomery Equity Income Fund                                                                   $__________
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Montgomery Small Cap Fund                                                                       $__________
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Montgomery Small Cap Opportunities Fund                                                         $__________
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Montgomery Micro Cap Fund                                                                       $__________
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Montgomery Global Opportunities Fund                                                            $__________
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Montgomery Global Communications Fund                                                           $__________
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Montgomery International Small Cap Fund                                                         $__________
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Montgomery International Growth Fund                                                            $__________
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Montgomery Emerging Asia Fund                                                                   $__________
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Emerging Markets Fund                                                                $__________
--------------------------------------------------------------- ----------------------- --------------------
Montgomery Select 50 Fund                                                                       $__________
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Montgomery Asset Allocation Fund                                                                $__________
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Montgomery Global Asset Allocation Fund                                                         $__________
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Montgomery Short Duration Government Bond Fund                                                  $__________
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Montgomery Government Reserve Fund                                                              $__________
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Montgomery Federal Tax-Free Money Fund                                                          $__________
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Montgomery California Tax-Free Intermediate Bond Fund                                           $__________
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Montgomery California Tax-Free Money Fund                                                       $__________
--------------------------------------------------------------- ----------------------- --------------------

         To the knowledge of the Trusts' management, at the close of business on April 25, 1997, the officers and Trustees of the Trusts owned, as a group, less than 1% of the shares of each Fund, except for the [ ] Fund in which the officers and Trustees as a group owned _____% of the outstanding shares.

         To the knowledge of the Trust's management at the close of business of April 25, 1997, the only persons owning beneficially more than 5% of the outstanding shares of each Fund were those listed in Exhibit A.

         Each Fund's current investment adviser and administrator is Montgomery Asset Management, L.P., 101 California Street, San Francisco, California 94111. Each Fund's current distributor is Montgomery Securities, 600 Montgomery Street, San Francisco, California 94111.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy but, in the absence of such direction, they intend to vote FOR Proposal no. 1, FOR Proposal no. 2, FOR Proposal no. 3A, FOR Proposal no. 3B, FOR Proposal no. 4 and FOR Proposal no. 5 and may vote in their discretion with respect to other matters not now known to the Boards of Trustees but that are presented to the Meeting.

                                 PROPOSAL NO. 1:
                           APPROVAL OF NEW INVESTMENT
                          MANAGEMENT AGREEMENT BETWEEN
                        EACH FUND AND THE NEW MONTGOMERY

Q:       Why are shareholders being asked to vote on this proposal?

         The Meeting has been called for the purpose of considering a new Investment Management Agreement (the "New Management Agreement") for each Fund as a result of a proposed transaction (the "Proposed Transaction") whereby New Montgomery, a subsidiary of Commerzbank AG, would acquire substantially all the assets of Montgomery Asset Management, L.P., the current investment adviser of each Fund. The Proposed Transaction is discussed further below in "What should I know about the Proposed Transaction." As required by the Investment Company Act, the existing Investment Management Agreements with the Funds (the "Existing Management Agreements") provide for their automatic termination if an
"assignment" occurs. Because the Proposed Transaction would represent an ownership and control change of the Manager, it would constitute an "assignment" and terminate the Existing Management Agreements. Accordingly, the Existing Management Agreements will not be transferred to New Montgomery and, instead, shareholders of each Fund are being asked to approve the New Management Agreement for each Fund.

         The New Management Agreement for the Asset Allocation Fund embodies exactly the same terms and fees as its Existing Management Agreement, except that the New Management Agreement would change the effective and termination dates. The New Management Agreement for each TMF Fund also includes the same terms and fees as its Existing Management Agreement, except for the effective and termination dates. See "What are the terms of the Existing Management Agreements and the New Management Agreements?" The Manager currently serves as the adviser for each TMF Fund under a Management Agreement dated July 13, 1990 with the TMF Trust (the "TMF Management Agreement") and serves as the adviser for the Montgomery Asset Allocation Fund under a Management Agreement dated November 18, 1993 with the TMFII Trust (the "TMFII Management Agreement"). The TMF Management Agreement and the TMFII Management Agreement are collectively called "Existing Management Agreements" as defined above.

         The Trusts' Boards of Trustees have approved the New Management Agreements, subject to approval by the shareholders of each Fund, to become effective on the consummation of the Proposed Transaction.

Q: What are the terms of the Existing Management Agreements and the New Management Agreements?

         The initial  shareholder of each Fund (other than the Asset  Allocation
Fund)  approved the TMF Management  Agreement  shortly before the Fund commenced operations,  beginning  with the Small Cap Fund on July 13,  1990.  The  initial shareholder of the Asset Allocation Fund approved the TMFII Management Agreement on March 29, 1994. The Boards of Trustees of the Trusts, including a majority of the  "disinterested"  Trustees,  most  recently  approved  continuation  of  the
Existing  Management  Agreements on May 2, 1996.  Under the Existing  Management
Agreements,  the Manager is entitled to receive from each Fund a management  fee
(accrued  daily but paid when  requested by the Manager),  based on the value of the average daily net assets of the Fund, according to the following table:
--------------------------------------------------------------- -------------------------------- --------------------
  Fund Name                                                       Average Daily Net Assets         Management Fee
                                                                                                    (Annual Rate)
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Growth Fund                                            First $500 million                     1.00%
                                                                  Next $500 million                      0.90%
                                                                  Over $1 billion                        0.80%
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Montgomery Equity Income Fund                                     First $500 million                     0.60%
                                                                  Over $500 million                      0.50%
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Montgomery Small Cap Fund                                         First $250 million                     1.00%
                                                                  Over $250 million                      0.80%
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Montgomery Small Cap Opportunities Fund                           First $200 million                     1.20%
                                                                  Next $300 million                      1.10%
                                                                  Over $500 million                      1.00%
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Montgomery Micro Cap Fund                                         First $200 million                     1.40%
                                                                  Over $200 million                      1.25%
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Montgomery Global Opportunities Fund                              First $500 million                     1.25%
                                                                  Next $500 million                      1.10%
                                                                  Over $1 billion                        1.00%
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Montgomery Global Communications Fund                             First $250 million                     1.25%
                                                                  Over $250 million                      1.00%
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Montgomery International Small Cap Fund                           First $250 million                     1.25%
                                                                  Over $250 million                      1.00%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery International Growth Fund                              First $500 million                     1.10%
                                                                  Next $500 million                      1.00%
                                                                  Over $1 billion                        0.90%
--------------------------------------------------------------- -------------------------------- --------------------
Montgomery Emerging Asia Fund                                     First $500 million                     1.25%
                                                                  Next $500 million                      1.10%
                                                                  Over $1 billion                        1.00%
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Montgomery Emerging Markets Fund                                  First $250 million                     1.25%
                                                                  Over $250 million                      1.00%
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Montgomery Select 50 Fund                                         First $250 million                     1.25%
                                                                  Next $250 million                      1.00%
                                                                  Over $500 million                      0.90%
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Montgomery Asset Allocation Fund                                  First $500 million                     0.80%
                                                                  Over  $500 million                     0.65%
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Montgomery Global Asset Allocation Fund                           All amounts                            0.20%*
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                                       11

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  Fund Name                                                       Average Daily Net Assets         Management Fee
                                                                                                    (Annual Rate)
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Montgomery Short Government Bond Fund                             First $500 million                     0.50%
                                                                  Over  $500 million                     0.40%
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Montgomery Government Reserve Fund                                First $250 million                     0.40%
                                                                  Next  $250 million                     0.30%
                                                                  Over  $500 million                     0.20%
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Montgomery Federal Tax-Free Money Fund                            First $500 million                     0.40%
                                                                  Over $500 million                      0.30%
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Montgomery California Tax-Free Intermediate Bond Fund             First $500 million                     0.50%
                                                                  Over  $500 million                     0.40%
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Montgomery California Tax-Free Money Fund                         First $500 million                     0.40%
                                                                  Over  $500 million                     0.30%
--------------------------------------------------------------- -------------------------------- --------------------

         * This amount  represents the management fee of the Global Asset  Allocation  Fund only and does not include management fees attributable to the underlying funds,  which ultimately are borne by shareholders of the Global Asset
Allocation Fund.

---------------------------------------------------------------------------------------------------------------------

         The management fees for the Funds other than the fixed-income Funds (the fixed-income funds are the last five listed above) and the Equity Income Fund are higher than for most mutual funds. However, this comparison does not take into consideration the differences in management fees based on the type of funds (e.g., emerging markets funds compared to index funds).

         The terms of the New Management Agreement for the Asset Allocation Fund are identical in all respects to the TMFII Management Agreement, except for different effective and termination dates. The New Management Agreement for the TMF Funds also includes the same terms and fees except that the New Management Agreement would change the effective and termination dates. A form of the New Management Agreement for the TMF Trust and TMFII Trust is attached to this Proxy Statement as Exhibit B. The following description of the New Management Agreement is only a summary. You should refer to Exhibit B for the complete New Management Agreement.

         Under the New Management Agreements, New Montgomery would provide certain investment advisory services to each Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the Investment Company Act and the rules thereunder, the governing documents of the Trusts, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the relevant Board of Trustees. Similar to the current arrangement between the Manager and the Trusts, New Montgomery would be required to provide, after the closing of the Proposed Transaction, at its expense, junior officers of the Trusts who are affiliated persons of New Montgomery, and office space, facilities and equipment for carrying out its duties under the New Management Agreements. All other expenses incurred in the operation of each Fund will be borne by the relevant Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

         As compensation for its services to each Fund under the New Management Agreements, New Montgomery will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Management
Agreements described above. The New Management Agreements will continue in effect for two years from their effective date, and will continue in effect thereafter for successive annual periods, provided their continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the relevant Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of each Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Management Agreements or interested persons of the Trusts or of any such party. The New Management Agreements provide that they may be terminated with respect to a Fund at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the relevant Trust, or by a vote of holders of a majority of the shares of the relevant Fund.

         Each Fund offers three separate classes of shares: Class R, Class P and Class L. As of the date of this Proxy Statement, however, Class L shares have not been offered to the public. Each class is responsible for paying the pro-rata share of Fund expenses attributable to that class as well as class-specific expenses. Although New Montgomery is not required to do so, the New Management Agreements, like the Existing Management Agreements, permit New Montgomery to reimburse each Fund to the extent necessary so that the Fund's ratio of operating expenses to average net assets will not exceed certain voluntary expense limits. The Manager and New Montgomery have agreed to the following expense limits (in the case of a class of shares that its subject to a Rule 12b-1 fee, the limitation provided below does not include the Rule 12b-1 fee):

-------------------------------------------------------- -----------------------
Fund Name                                                Voluntary Expense Limit
-------------------------------------------------------- -----------------------
Montgomery Growth Fund                                   1.50%
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Montgomery Equity Income Fund                            0.85%
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Montgomery Small Cap Fund                                1.40%
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Montgomery Small Cap Opportunities Fund                  1.50%
-------------------------------------------------------- -----------------------
Montgomery Micro Cap Fund                                1.75%
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Montgomery Global Opportunities Fund                     1.90%
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Montgomery Global Communications Fund                    1.90%
-------------------------------------------------------- -----------------------
Montgomery International Small Cap Fund                  1.90%
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Montgomery International Growth Fund                     1.65%
-------------------------------------------------------- -----------------------
Montgomery Emerging Asia Fund                            1.90%
-------------------------------------------------------- -----------------------
Montgomery Emerging Markets Fund                         1.90%
-------------------------------------------------------- -----------------------
Montgomery Select 50 Fund                                1.80%
-------------------------------------------------------- -----------------------
Montgomery Asset Allocation Fund                         1.30%
-------------------------------------------------------- -----------------------
Montgomery Global Asset Allocation Fund                  0.50%*
-------------------------------------------------------- -----------------------

----------------
         *0.50% of the Fund's average net assets or 1.75% including the total expenses of the underlying funds.

-------------------------------------------------------- -----------------------
Fund Name                                                Voluntary Expense Limit
-------------------------------------------------------- -----------------------
Montgomery Short Duration Government Bond Fund           0.70%
-------------------------------------------------------- -----------------------
Montgomery Government Reserve Fund                       0.60%
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Montgomery Federal Tax-Free Money Fund                   0.60%
-------------------------------------------------------- -----------------------
Montgomery California Tax-Free Intermediate Bond Fund    0.70%
-------------------------------------------------------- -----------------------
Montgomery California Tax-Free Money Fund                0.60%
-------------------------------------------------------- -----------------------

         These limitations are described in the applicable prospectus for each Fund and are voluntary on the part of the Manager and New Montgomery. The
Manager (and New Montgomery) may remove these limitations at any time by amending the prospectus and notifying shareholders.

         Each New Management Agreement provides, like the Existing Management Agreements, that New Montgomery would have no liability to a Fund or any shareholders of the Fund for any act or omission in connection with rendering services under the New Management Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of New Montgomery of its duties under the New Management Agreement ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Management Agreements provide that a Fund shall indemnify New Montgomery and its employees, officers and directors from any liability arising from New Montgomery's conduct under the New Management Agreements, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

         The New Management Agreements, like the Existing Management Agreements, permit New Montgomery to reduce its advisory fee and to absorb or reimburse a Fund for expenses otherwise the responsibility of the Fund. New Montgomery has voluntarily agreed to expense limitations for each Fund as listed previously. The Manager may seek reimbursement for advisory fees previously waived or operating expenses (other than distribution expenses) absorbed within two years of that waiver under the TMF Management Agreement for a TMF Fund and within three years of that waiver under the TMFII Management Agreement for the Asset Allocation Fund.

         The New Management Agreements clarify that New Montgomery may seek reimbursement for the oldest reductions and waivers before payment for current fees and expenses. The Manager effectively recaptures more waived fees and expenses over time using this first-in first-out method because fewer are lost by being too old to recapture. This practice is described in the Funds' prospectuses and the Manager believes it is permitted under the Existing Management Agreements.

         During the fiscal year ended June 30, 1996, the Manager earned advisory fees under the Existing Management Agreements in the following amounts. Additional investment advisory fees payable under the Existing Management Agreements may have instead been waived by the Manager, but may be subject to reimbursement in the future by the respective Funds.

----------------------------------------------------------------------------
Fund Name                                                         Fees Paid
----------------------------------------------------------------------------
Montgomery Growth Fund                                           $8,336,529
----------------------------------------------------------------------------
Montgomery Equity Income Fund                                      $101,709
----------------------------------------------------------------------------
Montgomery Small Cap Fund                                        $2,364,834
----------------------------------------------------------------------------
Montgomery Small Cap Opportunities Fund                            $217,603
----------------------------------------------------------------------------
Montgomery Micro Cap Fund                                        $3,732,720
----------------------------------------------------------------------------
Montgomery Global Opportunities Fund                               $381,316
----------------------------------------------------------------------------
Montgomery Global Communications Fund                            $3,186,649
----------------------------------------------------------------------------
Montgomery International Small Cap Fund                            $611,587
----------------------------------------------------------------------------
Montgomery International Growth Fund                                $97,137
----------------------------------------------------------------------------
Montgomery Emerging Asia Fund                                      new fund
----------------------------------------------------------------------------
Montgomery Emerging Markets Fund                                $10,262,601
----------------------------------------------------------------------------
Montgomery Select 50 Fund                                          $359,453
----------------------------------------------------------------------------
Montgomery Asset Allocation Fund                                   $998,198
----------------------------------------------------------------------------
Montgomery Global Asset Allocation Fund                            new fund
----------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund                      $93,531
----------------------------------------------------------------------------
Montgomery Government Reserve Fund                               $1,703,723
----------------------------------------------------------------------------
Montgomery Federal Tax-Free Money Fund                             new fund
----------------------------------------------------------------------------
Montgomery California Tax-Free Intermediate Bond Fund               $48,596
----------------------------------------------------------------------------
Montgomery California Tax-Free Money Fund                          $538,030
----------------------------------------------------------------------------


         During the fiscal year ended June 30, 1996, the Funds' total securities transactions generated commissions of $14,874,777, of which $164,056 was paid to Montgomery Securities, the Funds' distributor and an affiliated broker of the Manager. This represents roughly 1.1% of the total commissions paid by the Funds during that fiscal year. During that period, Montgomery Securities was the sole limited partner of the Manager.

Q:       What should I know about the Proposed Transaction?

         On March 25, 1997,  Montgomery  Securities  ("MS"), the Manager and CAM
Acquisition,   LLC  ("CAM"),   a  newly  organized   subsidiary  of  Commerzbank
Aktiengesellschaft ("Commerzbank"), entered into an agreement (the "Asset Purchase Agreement") providing for the transfer of substantially all the assets comprising the Manager's business to CAM. The purchase price paid to the Manager will have two components. The first component is essentially a fixed price, subject to adjustment for (a) intercompany arrangements between MS and the Manager, (b) failures to obtain client consents to new advisory agreements, (c) certain balance sheet adjustments and (d) transaction expenses. The second component of the purchase price will be determined based on the distributable income of the Manager as of March 31, 1997, subject to adjustments substantially similar to the adjustments to the fixed purchase price and certain further adjustments. The purchase price will be paid in cash or, at the election of the Manager, partially in the form of a promissory note guaranteed by Commerzbank.

Under the Asset Purchase Agreement, the Manager is obligated to pay a portion of the purchase it receives to certain senior employees of the Manager, as noted below.

         CAM, a Delaware limited liability company, presently has two members. Commerzbank directly holds a 99.99% interest; Commerzbank Asset Management USA Corporation ("CAM USA"), a Delaware corporation, which is an indirect subsidiary of Commerzbank, holds the remaining 0.01% interest. Upon the closing of the transaction, CAM USA will withdraw as a member of CAM. CAM will change its name to Montgomery Asset Management, LLC ("New Montgomery"). CAM will file an application for registration as an investment adviser with the Securities and Exchange Commission and all relevant state securities commissions. It is expected that all such registrations will be effective before the closing of the Proposed Transaction.

         Commerzbank, the third largest publicly held commercial bank in Germany, has total assets of approximately $268 billion. Commerzbank's shares are traded on all of Germany's stock exchanges and on other exchanges around the world. Commerzbank's shares are widely held and, to its knowledge, there is no stockholder owing 5% or more of its stock. Commerzbank and its affiliates had over $79 billion in assets under management as of December 31, 1996 for both its domestic and institutional clients. Commerzbank's asset management operations involve more than 1,000 employees in 13 countries worldwide.

         As of the closing of the Proposed Transaction, Commerzbank will hold the majority of the voting interests in New Montgomery; certain officers and employees of the Manager, including substantially all of those who will receive a portion of the purchase price, will hold the remaining interests (in the aggregate, a significant minority equity interest) in New Montgomery. The interests of the officers and employees of the Manager will be subject to various put and call rights and to repurchase in the event of an individual's termination of service for New Montgomery. An individual's rights with respect to his or her interest in New Montgomery differ depending upon both the nature and the timing of his or her termination of service for New Montgomery. As of the closing, no officer or employee of the Fund will hold 10% or more of the voting interests in New Montgomery. In connection with the transaction, Mr. R. Stephen Doyle, a trustee of the Funds, will be an officer and director of New Montgomery. Mr. Doyle will purchase approximately 2.75% of the equity interests in New Montgomery. In consideration for the performance of future services, Mr. Doyle will receive additional equity interests in New Montgomery subject to vesting. All of Mr. Doyle's interests in New Montgomery will be subject to the put, call and repurchase rights noted above. At all times, Commerzbank will retain the majority of the voting interests in New Montgomery.

         Certain senior officers and employees of the Manager, including Mr. Doyle, are expected to enter into employment agreements with New Montgomery, with terms ranging from 4 1/2 to 6 years. In addition, such senior officers and employees, as well as certain other senior employees of the Manager, will be eligible to receive a special bonus if they provide services to New Montgomery for the period ending December 31, 1997, or if their service for New Montgomery terminates during 1997 due to death, disability, a termination without cause or a termination for good reason.

         The following officers and employees of the Manager who are also officers or trustees of the Funds will receive a portion of the purchase price and will be eligible to receive the special 1997 bonus from New Montgomery: John
D. Boich, John H. Brown, Oscar A. Castro, David E. Demarest, R. Stephen Doyle, Mark B. Geist, Kevin T. Hamilton, Roger W. Honour, Josephine S. Jimenez, Dana Schmidt, Bryan L. Sudweeks, William C. Stevens and John T. Story. These officers and employees of the Manager, together with selected other employees of the Manager, are expected to acquire, in the aggregate, a significant minority interest in New Montgomery at the closing.

         It is presently anticipated that the transaction will close on July 31, 1997, subject to satisfaction of conditions to closing, which include (a) approval of the New Management Agreements between the Funds and New Montgomery;
(b) consents of clients accounting for specified fee revenues during the 12-month period prior to March 31, 1997; (c) execution of employment agreements by specified senior employees of the Manager; and (d) approval of the Board of Governors of the Federal Reserve System. The Federal Reserve may require satisfaction of certain conditions as part of its approval, which could affect the terms of the Proposed Transaction or the services New Montgomery can provide to the Funds.

         As required by the Investment Company Act, the Existing Management Agreements provide for their automatic termination upon their "assignment." The completion of the Proposed Transaction is expected to cause an assignment, as that term is defined in the Investment Company Act, of the Existing Management Agreements and, consequently, their termination. Accordingly, the New Management Agreements with New Montgomery to take effect upon the closing of the transaction are being proposed with respect to the Funds, as more fully described below. If a New Management Agreement is not approved by the Fund's shareholders, the Existing Management Agreement of the Fund will continue in effect in accordance with its terms. In that event, the Fund understands that the parties to the Asset Purchase Agreement could nevertheless agree to proceed with the transaction and, if the transaction occurs, the Existing Management Agreement would be deemed to terminate automatically upon the consummation of the transaction. If such a termination were to occur, the Trustees of the Fund would then make arrangements for the management of the Fund's investments as they believed appropriate and in the best interests of the shareholders.

         It is expected that New Montgomery will continue to operate with the same investment personnel and that the same persons who are presently responsible for the investment policies of the Manager will continue to direct the investment policies of New Montgomery following the closing of Proposed Transaction. No changes in the Manager's method of operation, or the location where it conducts its business, are contemplated. More information about New Montgomery and Commerzbank is provided under "What should I know about Commerzbank?"

Q: Who will be the distributor and administrator of the Funds following the Proposed Transaction?

         The Manager anticipates that, after the closing of the Proposed Transaction, Montgomery Securities (the current Distributor for the Funds) will no longer serve as the Distributor for the Funds.

The Manager expects that an entity not affiliated with the Manager or New Montgomery, will be the distributor of the Funds.

         After the closing of the Proposed Transaction, New Montgomery will replace the Manager as administrator of the Funds.

Q:       Do any special legal requirements apply to the Proposed Transaction?

         Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser and its affiliated persons may receive any amount or benefit as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or as a result of any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, may directly or indirectly receive anything of value from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person as part of a securities or property transaction with the investment company (other than fees for bona fide principal underwriting services). No arrangements that would constitute an "unfair burden" are contemplated in the Proposed Transaction. In the Asset Purchase Agreement, New Montgomery has agreed not to take or recommend any action that would cause the imposition of an unfair burden on any Fund.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. In the Asset Purchase Agreement, New Montgomery has agreed to use its best efforts to ensure that the second condition is met.

         As described more fully in Proposal no. 2 below, in order to ensure that this condition is satisfied from the date of the consummation of the Proposed Transaction, (1) Jerome S. Markowitz, who is currently a Trustee of The Montgomery Funds II and who is considered an "interested person" because of his position with Montgomery Securities, will resign from his Trustee position; and
(2) shareholders of each Fund are asked to vote to elect Cecilia H. Herbert as a Trustee to TMF.

Q:       What should I know about the Manager?

         Montgomery Asset Management, L.P. is the Funds' Manager. the Manager, a California limited partnership, was formed in 1990 as an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Since then, the Manager has advised private accounts as well as the Funds. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Group Holdings, LLC, whose members are also owners of Montgomery Securities, the Funds' distributor. Under the Investment Company Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of the Manager. After the Proposed Transaction Commerzbank and a number of employees who are currently employees of the Manager will have ownership interests in New Montgomery, as described under "What should I know about the Proposed Transaction?"

         The Manager's principal executive officers are set forth below. The address of each, as it relates to his duties at the Manager, is the same as that of the Manager.

Name                                          Age           Position with the Manager
----                                          ---           -------------------------
R. Stephen Doyle                              57            Chairman  and Chief  Executive  Officer  of the  Manager
                                                            since 1990.

Mark B. Geist                                 44            President of the Manager since 1990.

John T. Story                                 56            Executive Vice President of the Manager since 1994.

David E. Demarest                             43            Managing  Director and Chief  Administrative  Officer of
                                                            the Manager since 1994.

Mary Jane Fross                               45            Vice  President  and  Controller  for the  Manager.  Ms.
                                                            Fross joined the Manager in 1993.

Dana E. Schmidt                               34            Principal and Chief Compliance Officer of the Manager
                                                            since 1992.

Kevin T. Hamilton                             35            Managing Director and chair of the Investment Oversight
                                                            Committee for the Manager.  Mr. Hamilton joined the
                                                            Manager in 1991.

Roger W. Honour                               42            Managing  Director and Senior Portfolio  Manager for the
                                                            Manager.  Mr. Honour joined the Manager in 1993.

Oscar A. Castro                               42            Managing  Director and Senior Portfolio  Manager for the
                                                            Manager.  Mr. Castro joined the Manager in 1993.

Stuart O. Roberts                             42            Managing  Director and Senior Portfolio  Manager for the
                                                            Manager.  Mr. Roberts joined the Manager in 1990.

John D. Boich                                 36            Managing  Director and Senior Portfolio  Manager for the
                                                            Manager.  Mr. Boich joined the Manager in 1993.

                                       19

Josephine S. Jimenez                          42            Managing  Director and Senior Portfolio  Manager for the
                                                            Manager.  Ms. Jimenez joined the Manager in 1991.

Bryan L. Sudweeks, Ph.D.                      42            Managing  Director and Senior Portfolio  Manager for the
                                                            Manager.  Dr. Sudweeks joined the Manager in 1991.

William C. Stevens                            41            Managing  Director and Senior Portfolio  Manager for the
                                                            Manager. Mr. Stevens joined the Manager in 1992.

John H. Brown                                 35            Managing  Director and Senior Portfolio  Manager for the
                                                            Manager.  Mr. Brown joined the Manager in 1994.

Q:       What else should I know about New Montgomery and Commerzbank?

         Commerzbank Aktiengesellschaft, a corporation organized under the laws of Germany, is Germany's third largest publicly held commercial bank. To the knowledge of Commerzbank, no person owns 5% or more of its stock.

         CAM, a Delaware limited liability corporation, is currently owned by Commerzbank and CAM USA, an indirect subsidiary of Commerzbank. CAM was organized for the purpose of the proposed transaction. It presently has no operations and, therefore, no principal office. Its President is Dr. Heinz J. Hockmann and its Secretary and Treasurer is Martin Schuller, each of whom is an employee of Commerzbank. The principal offices of Commerzbank are located at Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany. The address of Dr. Hockmann and Mr. Schuller is Gutleustrasse 82, Frankfurt am Main, Germany. Management of New Montgomery will be the responsibility of a Board of Directors elected by the members of New Montgomery. The initial directors of New Montgomery are expected to be Martin Kohlhaussen, Chairman of the Board of Managing Directors of Commerzbank; Dietrich-Kurt Frowein, member of the Board of Managing Directors of Commerzbank; Dr. Heinz J. Hockmann, Executive Vice President of Commerzbank; Andreas Kleffel, R. Stephen Doyle; and Mark B. Geist. With the exceptions of Mr. Doyle and Mr. Geist, each of whom will be employees of New Montgomery, the other directors are employees of Commerzbank. The address of Mr. Kohlhaussen and Mr. Frowein is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany. The address of Dr. Hockmann is Gutleustrasse 82, Frankfurt am Main, Germany. The address of Mr. Doyle and Mr. Geist is 101 California Street, San Francisco, California.

Q: What factors did the Trustees consider in approving the New Management Agreements?

         The Boards of Trustees of the Trusts believe that the terms of the New Management Agreements are fair to, and in the best interest of, the Trusts, each Fund and the shareholders. The Boards of Trustees, including all of the disinterested Trustees, recommend that the shareholders of each Fund approve the New Management Agreement between New Montgomery and the Fund.

         On January 20, 1997, February 21, 1997 and February 27, 1997, the members of the respective Boards of Trustees of the TMF Trust and the TMFII Trust who are not affiliated with the Manager met with representatives of the Manager and with the disinterested Trustees' separate legal counsel to review the terms of the Proposed Transaction and to consider the possible effects of the Proposed Transaction on the Funds. They also met with Dr. Heinz J. Hockmann, an executive Vice President of Commerzbank and head of its Asset Management Division on January 20, 1997. On February 27, 1997, the respective Boards of Trustees for the TMF Trust and TMFII Trust each determined to approve in principle the respective New Management Agreements and recommend each New Management Agreement to shareholders of the Funds for their approval. The Trustees expect to complete their consideration of the Proposed Transaction in May 1997. The Trustees currently know of no reason that would cause them to disapprove the Proposed Transaction.

         In evaluating the New Management Agreements, the Boards of Trustees reviewed material furnished by the Manager and Commerzbank. Those materials include information regarding the Manager, Commerzbank, their respective affiliates and their personnel, operations and financial condition and the terms of the Proposed Transaction and the possible effects on the Funds and the shareholders of the Funds as a result of the Proposed Transaction. Representatives of the Manager discussed the anticipated effects on the Funds and, together with representatives of Commerzbank, indicated their belief that as a consequence of the Proposed Transaction, the operations of the Trusts and the capability of the Manager to provide services to the Funds would not be adversely affected and could be enhanced from the resources of Commerzbank, although there could be no assurance as to any particular benefits that would result.

         In making this recommendation, the Trustees carefully evaluated the experience of the Manager's key personnel in portfolio management, the arrangement made to secure the continued service of the key personnel in portfolio management, the high quality of services New Montgomery is expected to continue to provide to the Funds, and the fair and reasonable compensation proposed to be paid to New Montgomery, and have given careful consideration to all factors deemed to be relevant to the Funds, including, but not limited to:
(1) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the favorable relative performance of the Funds since commencement of operations; (3) the research-intensive nature and quality of the services expected to be rendered to the Funds by New Montgomery; (4) the importance of such research and services to the fulfillment of the particular investment objective and policies of each Fund; (5) that the compensation payable to New Montgomery by each Fund under the New Management Agreements will be at the same rate as the compensation now payable by each Fund to the Manager under the Existing Management Agreements; (6) that the terms of the Existing Management Agreements will be unchanged under the New

Management Agreements except for different effective and termination dates and other minor differences discussed elsewhere in this Proxy Statement; (7) the favorable history, reputation, qualification and background of the Manager and Commerzbank, as well as the qualifications of their personnel and their respective financial conditions; (8) the commitment of New Montgomery to pay or reimburse each Fund for the expenses incurred in connection with the Proposed Transaction so that shareholders of the Funds would not bear those expenses; (9) the benefits expected to be realized as a result of New Montgomery's affiliation with Commerzbank, including the resources of Commerzbank that would be available to New Montgomery; and (10) other factors they deemed relevant.

         The Manager has advised the Boards of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Proposed Transaction. Accordingly, the Boards of Trustees believe that each Fund should receive investment advisory services under the New Management Agreements equal or superior to those it currently receives under the Existing Management Agreements, at the same fee levels.

Q: What is the required vote to approve the New Management Agreements and the Trustees' recommendation?

         At the Meeting, shareholders of each Fund will vote separately on the New Management Agreement proposed for that Fund. The Boards of Trustees of the Trusts recommend that the shareholders of each Fund approve the New Management Agreements.

         For each TMF Fund, the affirmative vote of the holders of a majority of the outstanding shares of each Fund is required to approve the New Management Agreement with respect to that Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's outstanding shares.

         For the Montgomery Asset Allocation Fund, the affirmative vote of the holders of a majority of the net asset value of the outstanding shares of the Fund is required to approve the New Management Agreement with respect to the Montgomery Asset Allocation Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the net asset value of the shares represented at the Meeting if more than 50% of such net asset value of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's net asset value. See "General Information -- What is the required vote to approve a proposal?"

         THE BOARDS OF TRUSTEES OF THE TRUSTS RECOMMEND THAT SHAREHOLDERS OF THE FUNDS APPROVE THE NEW MANAGEMENT AGREEMENTS.

                                    * * * * *

                                 PROPOSAL NO. 2:
              TO ELECT CECILIA H. HERBERT TO CONTINUE TO SERVE AS A
                DISINTERESTED TRUSTEE ON THE BOARD OF TRUSTEES OF
                              THE MONTGOMERY FUNDS

Q:       What are shareholders being asked to approve?

         In order to satisfy the conditions of Section 15(f) of the Investment Company Act, for three years following the sale of control of an investment adviser to a mutual fund, no more than 25% of the directors or trustees may be interested persons, as defined in the Investment Company Act.

         Currently, the Board of Trustees of The Montgomery Funds (the "TMF Trust") is composed of three disinterested Trustees and one interested Trustee. As of the closing of the Proposed Transaction, the TMF Trust would have three disinterested Trustees and one interested Trustee.

         In addition, the Investment Company Act requires that at least a majority of the Trustees of the TMF Trust be elected by shareholders and that Trustees added to the Board to fill vacancies created by the 75% requirement must be elected (versus appointed) by shareholders. Cecilia H. Herbert, who is currently a Trustee for The Montgomery Funds was not elected by shareholders of that Trust but was instead appointed to the Board of Trustees to fill a vacancy.

         At the Meeting, Ms. Herbert will be submitted as a nominee for election. Ms. Herbert has been selected and nominated by the other current disinterested Trustees. If elected, Ms. Herbert, like other Trustees of the TMF Trust, will hold office without a time limit, or until her term as Trustee is terminated as provided in the Trust's Agreement and Declaration of Trust. Ms. Herbert has consented to be nominated and to continue to serve, if elected, as Trustee. If Ms. Herbert is unavailable to continue to serve as a Trustee, the proxies will be voted for such other person as the Board of Trustees of the TMF Trust may recommend. The TMF Trust currently knows of no reason why Ms. Herbert will be unable to continue to serve if elected.

Q:       Who are the current Trustees of the Trust?

         The following table sets forth  information with respect to Ms. Herbert as nominee for election as Trustee as well as  information  related to the other
Trustees:
--------------------------------------------------------------------------------------------------------------------
Current Trustees                   Age    Principal Occupation(s) During Past 5 Years and Directorships
----------------                   ---    -------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Cecilia H. Herbert                 48     Former Managing Director of Morgan Guaranty Trust Company. From 1983 to
2636 Vallejo Street                       1991 she was General Manager of the bank's San Francisco office, with
San Francisco                             responsibility for lending, corporate finance and investment banking.
California 94123                          Ms. Herbert is a member of the board of Schools for the Sacred Heart, and is on the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.
--------------------------------------------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------------------------------------------

R. Stephen Doyle*                  57     Chairman of the Board, Chief Executive Officer, Principal Financial and
101 California Street                     Accounting Officer. Mr. Doyle has been the Chairman and a Director of
San Francisco                             Montgomery Asset Management, Inc., the general partner of the Manager,
California 94111                          and Chairman of the Manager since April 1990.
--------------------------------------------------------------------------------------------------------------------
John A. Farnsworth                 56      Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth,  Inc., an
One California Street                      executive  search  consulting firm. From May 1988 to September 1991, Mr.
Suite 1950                                 Farnsworth was the Managing  Partner of the San Francisco office of Ward
San Francisco                              Howell International,  Inc., an executive recruiting firm. From May 1987
California 94111.                          until May 1988, Mr.  Farnsworth was Managing  Director of Jeffrey Casdin
                                           & Company,  an investment  management firm specializing in biotechnology companies.  From May 1984  until May 1987,  Mr.  Farnsworth  served as a
                                           Senior Vice  President  of Bank of America and head of the U.S.  Private
                                           Banking Division.
--------------------------------------------------------------------------------------------------------------------
Andrew Cox                         53      Since June 1988, Mr. Cox has been engaged as an  independent  investment
750 Vine Street                            consultant.  From  September  1976 until  June 1988,  Mr. Cox was a Vice
Denver, Colorado 80206                     President of the Founders Group of Mutual Funds, Denver,  Colorado,  and
                                           Portfolio  Manager or  Co-Portfolio Manager  of  several  of  the  mutual funds in the Founders Group.
--------------------------------------------------------------------------------------------------------------------

* Indicates a Trustee who is an "interested person" of the Trust within the meaning of the Investment Company Act.

         Ms. Herbert and other current Trustees own, individually, less than 1% of the outstanding shares of the TMF Trust.

         The Board of The TMF Trust maintains an Audit Committee composed of the Trustees who are not "interested persons." The Audit Committee of the Trust, which is responsible for overseeing the financial accounting and auditing aspects of the Trust, met once during the fiscal year ended June 30, 1996. For that fiscal year, the entire Board met five times. All Trustees attended at least 75% of the total number of Board meetings and, for the disinterested Trustees, Audit Committee meetings, held during that fiscal year.

         The table above lists all the Trustees of the TMF Trust. All the executive officers of the Manager as well as their positions with the Manager are listed above under Proposal no. 1.

Q:       How are the Trustees compensated?

         The Trustees who are not affiliated with the Manager receive an annual retainer and fees and expenses for each regular Board meeting attended. The TMF Trust has not adopted a pension plan or any other plan that would afford benefits in any way to its Trustees. No officer or employee of the Manager or any affiliate of the Manager receives any compensation from the TMF Trust for acting as Trustee of the TMF Trust. Set forth below are the total fees which were paid to each of the Trustees who were not "interested persons" during the fiscal year ended June 30, 1996.


                                                      Total Compensation
                                                      From the Trust
                    Aggregate Compensation from the   and Fund Complex
Name of Trustee     TMF Trust                         (2 additional Trusts)
---------------     ---------                         ---------------------
John A. Farnsworth  $25,000                             $32,500
Andrew Cox          $25,000                             $32,500
Cecilia H. Herbert  $25,000                             $32,500


         With the exception of transactions which are not related to the business or operations of the TMF Trust and to which the TMF Trust is not a party, no disinterested Trustee of the TMF Trust has had any direct or indirect interest in any transaction with New Montgomery, Commerzbank, or any parent or subsidiary of either. In addition, no disinterested Trustee has had such an interest in any proposed transaction with any of the above entities.

Q:       What is the required vote to elect the nominee?

         At the Meeting, shareholders of all TMF Funds will vote together for the election of Ms. Herbert to continue to serve as a Trustee of the TMF Trust. The Board of Trustees of the TMF Trust (Ms. Herbert abstaining) recommend that the shareholders of the TMF Trust elect Ms. Herbert to continue to serve as a Trustee. The affirmative vote of the holders of a plurality of shares present and voting at the Meeting will be necessary to elect Ms. Herbert. This means that the nominee for election as Trustee receiving the most votes will be elected. The Board of Trustees knows of no nominee at this time other than Ms. Herbert. See "General Information -- What is the required vote to approve a proposal?"

         THE BOARD OF TRUSTEES OF THE TMF TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND ELECT MS. HERBERT.

                                    * * * * *

                                 PROPOSAL NO. 3:
                            APPROVAL OF THE PROPOSED
                          FUND-OF-FUNDS REORGANIZATION
                          AND THE TRUST REORGANIZATION
                   (COLLECTIVELY CALLED THE "REORGANIZATIONS")
                    AND THE TRANSACTIONS CONTEMPLATED THEREBY

                     The Fund-of-Funds Reorganization Is For
                  Approval or Disapproval Only By Shareholders
                       Of Montgomery Asset Allocation Fund

             The Trust Reorganization Is For Approval Or Disapproval
              By Shareholders Of Each Fund Other Than Shareholders
                       Of Montgomery Asset Allocation Fund

General Information

         Shareholders of each Fund are requested to approve the applicable reorganization only:

         Proposal 3A:      FOR APPROVAL BY SHAREHOLDERS OF:

                       o MONTGOMERY ASSET ALLOCATION FUND

         Shareholders of Montgomery Asset Allocation Fund are requested to approve or disapprove a proposed "Agreement and Plan of Reorganization --
Fund-of-Funds Reorganization" and the transactions contemplated thereby to convert the Asset Allocation Fund into a fund-of-funds (the "Fund-of-Funds
Reorganization").

         Proposal 3B:      FOR APPROVAL BY SHAREHOLDERS OF:

    o Montgomery Growth Fund                                        o Montgomery Equity Income Fund
    o Montgomery Small Cap Fund                                     o Montgomery Small Cap Opportunities Fund
    o Montgomery Micro Cap Fund                                     o Montgomery Global Opportunities Fund
    o Montgomery Global Communications Fund                         o Montgomery International Small Cap Fund
    o Montgomery International Growth Fund                          o Montgomery Emerging Asia Fund
    o Montgomery Emerging Markets Fund                              o Montgomery Select 50 Fund
    o Montgomery Global Asset Allocation Fund                       o Montgomery Short Duration Government Bond Fund

                                       26

    o Montgomery Government Reserve Fund                            o Montgomery Federal Tax-Free Money Fund
    o Montgomery California Tax-Free Intermediate Bond Fund         o Montgomery California Tax-Free Money Fund


         Shareholders of each TMF Fund are requested to approve or disapprove a proposed "Agreement and Plan of Reorganization -- Trust Reorganization" and the transactions contemplated thereby, effectively moving the TMF Funds from the TMF Trust to the TMFII Trust, and specifically providing for (a) the transfer of all assets of each TMF Fund to a newly created corresponding series (each, a "New Fund") of the TMFII Trust in exchange for shares of the corresponding New Fund, and the assumption by each corresponding New Fund of liabilities of each TMF Fund; (b) the distribution to TMF Fund shareholders of such corresponding New Fund's shares; and (c) the dissolution of each TMF Fund (the "Trust Reorganization").

                                 PROPOSAL NO. 3A

                        THE FUND-OF-FUNDS REORGANIZATION

Q:       What are shareholders being asked to approve?

         At a meeting held on February 27, 1997, the Board of Trustees of the TMFII Trust was presented with the Agreement and Plan of Reorganization -- Fund-of-Funds Reorganization (the "Fund-of-Funds Reorganization Plan") substantially in the form attached to this Proxy Statement as Exhibit C and was requested by the Manager to submit the Fund-of-Funds Reorganization Plan to shareholders of the Montgomery Asset Allocation Fund (the "Asset Allocation Fund"). Shareholders of the Asset Allocation Fund are requested to approve the Fund-of-Funds Reorganization Plan to change the structure of the Asset Allocation Fund from a conventional mutual fund to a fund-of-funds. Currently, the Asset Allocation Fund, like any other traditional mutual fund, seeks to achieve its investment objective by investing its assets directly in a diversified portfolio of securities and financial instruments. A fund that is structured as a fund-of-funds, by contrast, seeks to achieve its investment objective by investing its assets in a number of other mutual funds which, in combination, allow the fund-of-funds to achieve the same investment objective. The Manager believes that the use of a fund-of-funds structure is especially appropriate for a fund, like the Asset Allocation Fund, that uses multiple investment disciplines in an effort to meet its objective.

         The Asset Allocation Fund's investment objective is to seek high total return, while also seeking to reduce risk, through a strategic or active allocation of assets among domestic stocks, debt instruments and cash or cash equivalents, coupled with active management of the individual investments in each asset class. The Manager adjusts the proportion of the Asset Allocation Fund's investments in each of these categories as believed needed to respond to current market conditions, maintaining from 20% to 80% of total assets in stocks, 20% to 80% of total assets in debt instruments of any remaining maturity, and zero to 50% of total assets in cash or cash equivalents. The Manager implements its allocation strategy with the use of a quantitative risk model and computer optimization program.

         In order to achieve its investment objective, the Manager purchases for investment for the Asset Allocation Fund securities in three distinct and separate asset classes -- domestic stocks, debt instruments and money market instruments. The Manager believes that the investment objective of the Asset Allocation Fund could be achieved in a more cost-effective manner if the Asset Allocation Fund instead invests in three other mutual funds advised by the Manager. Each of the three mutual fund has an identical investment objective as one of the three separate target investment categories of the Asset Allocation Fund.

Q:       What else should I know about the Fund-of-Funds Reorganization?

         If the Fund-of-Funds Reorganization is approved by shareholders of the Asset Allocation Fund, the Asset Allocation Fund will convert its direct investments in securities to investments in shares of three Funds of The
Montgomery Funds, each of which invests in one of the three investment categories of the Montgomery Asset Allocation Fund. The portion of its assets that are currently invested in domestic stocks would be invested in a domestic stocks fund in The Montgomery Funds family

(initially the Montgomery Growth Fund), the portion of its assets that are currently invested in debt instruments would be invested in a fixed income fund in The Montgomery Funds family (initially, the Montgomery Total Return Bond
Fund), and the portion of its assets that are currently invested in cash or cash equivalents would either be invested in a money market fund in The Montgomery Funds family (initially, the Montgomery Government Reserve Fund) or would be invested directly by the Montgomery Asset Allocation Fund in cash instruments or U.S. government securities.

The investment objectives of the Montgomery Growth Fund, Montgomery Total Return Bond Fund and the Montgomery Government Reserve Fund are set forth below:

---------------------------------- ---------------------------------------------

            Fund Name                      Investment Objective of the Fund
---------------------------------- ---------------------------------------------

Montgomery Growth                  Seeks  capital   appreciation   by  investing
Fund                               primarily  in  equity   securities,   usually
                                   common stocks, of domestic companies of all sizes and emphasizes companies having market capitalizations of $1 billion or more.


Montgomery Total Return            Seeks to obtain  maximum  total return (which
Bond  Fund                         consists   of   both   income   and   capital
                                   appreciation), consistent with preservation of capital and prudent investment management as a secondary consideration.


Montgomery Government Reserve      Seeks   current   income    consistent   with
Fund                               liquidity  and  preservation  of  capital  by
                                   investing   exclusively  in  U.S.  government
                                   securities,  repurchase  agreements  for U.S.
                                   government  securities and other money market
                                   funds    investing    exclusively   in   U.S.
                                   government  securities  and  such  repurchase
                                   agreements.  This Fund  seeks to  maintain  a
                                   stable net asset value of $1 per share.
---------------------------------- ---------------------------------------------

These Funds have the same portfolio securities and risk factors, and use the same investment techniques, as currently is the case for the Montgomery Asset Allocation Fund. Similar to the case in the current Montgomery Asset Allocation Fund, the Fund adjusts the proportion of its investments in each of these categories as needed to respond to market conditions, primarily by changing its allocation percentage among the different underlying Funds. In the future, the Montgomery Asset Allocation Fund may invest in other domestic stock funds, fixed-income funds or money market funds of The Montgomery Funds in addition to, or in lieu of, the initial underlying funds.

         The existing portion of the Asset Allocation Fund's assets that are equity securities will not be transferred to the Growth Fund. Under current federal income tax law, if the Asset Allocation Fund were to transfer its equity securities to the Growth Fund, the transfer would be treated for federal income tax purposes as a sale of such securities by the Asset Allocation Fund and a purchase by the

Growth Fund of the same securities, thereby triggering taxation to the Asset Allocation Fund's shareholders during this fiscal year on any built-in but unrealized gains of those securities(1).

         In order to avoid this unnecessary gain recognition, those equity securities will instead be transferred to a newly created series of TMF II -- the Montgomery Asset Allocation Fund II -- which will, after the Fund-of-Funds Reorganization, make decisions to sell those growth equity securities using the same investment process as the Growth Fund. Any new investments made by shareholders to the Montgomery Asset Allocation Fund after the closing of the Fund-of-Funds Reorganization will have their equity investment component invested directly in the Growth Fund. Therefore, for a limited time after the closing of the Fund-of-Funds Reorganization, the equity component of the Montgomery Asset Allocation Fund will be invested in two separate Funds -- securities that were purchased by the Asset Allocation Fund before the Fund-of-Funds Reorganization closes will be invested in the Asset Allocation Fund II and new equity securities purchased with investments received after the Fund-of-Funds Reorganization closes will be invested in the Growth Fund. When the Manager deems it appropriate to sell a security in the Asset Allocation Fund II, the proceeds of the sale, if they are to be invested in another equity security, will be invested in the Growth Fund. After all securities in the Asset Allocation Fund II have been sold at appropriate times, the Asset Allocation Fund II will be liquidated.

         There will be no difference in the manner of overall allocation among asset classes between the current Asset Allocation Fund and the fund-of-funds version of the Asset Allocation Fund.

Q:       What are the benefits of the Fund-of-Funds Reorganization?

         A conversion of the Asset Allocation Fund to a fund-of-funds structure should provide two benefits to shareholders of the Asset Allocation Fund: (i) economies of scale and (ii) improved flexibility in making strategic allocation decisions.

         Converting the Asset Allocation Fund to a fund-of-funds structure should make the Fund more efficient to operate, which has the potential to reduce the total expenses of the Fund. Primarily, the reorganized Asset Allocation Fund could indirectly invest in securities by investing in Funds that have a much larger asset base (thereby allowing expenses to be spread across more shareholders). For the year ended June 30, 1996, the actual total fund operating expenses for the Asset Allocation Fund as a percentage of its net assets was 1.75% even though shareholders were charged only 1.30% pursuant to a voluntary expense limitation by the Manager. Although that expense limitation would remain in effect after the Fund-of-Funds Reorganization, the Asset Allocation Fund continues to operate above its total expense target. However, the Montgomery Growth Fund is now operating below its expense cap of 1.50% per year. The actual total fund operating expenses for the Montgomery Growth Fund for the period ended June 30, 1996 were 1.35%. The growth equity investments of the Asset Allocation
------------------
       (1) The transfer of fixed-income securities to the Total Return Bond Fund is not affected by this income tax rule because, unlike the Growth Fund, the Total Return Bond Fund is a new series with no existing assets, unlike the Growth Fund. The transfer of cash and cash equivalents to the Government Reserve Fund has no tax consequence because no capital gain or loss will be realized.

Fund represent the asset class with the highest expenses. Part of the reason the Asset Allocation Fund has such a relatively high actual expense ratio is because of its relatively small size ($132,511,000 in net assets as of the end of June 30, 1996) and the need for the Asset Allocation Fund to invest these assets in a diversified group of equity and fixed-income securities.

         In comparison, the Growth Fund had $994,378,000 in net assets as of June 30, 1996. The Manager believes that this illustrates how the equity portion of the Asset Allocation Fund could more efficiently be invested in the Growth Fund than directly in growth equity securities.

         Here  are  the  comparative  annual  final  operating  expenses  (as  a percentage of average net assets):
------------------------------------------------------------------- ---------------------- ------------------------
                                                                        Current Asset           Fund-of-Funds
                                                                       Allocation Fund      Asset Allocation Fund
------------------------------------------------------------------- ---------------------- ------------------------
Management Fee                                                             0.80%                   None
------------------------------------------------------------------- ---------------------- ------------------------
Other Expenses                                                             0.50%*                  1.30%**
(after reimbursement)
------------------------------------------------------------------- ---------------------- ------------------------
Total Fund Operating Expenses (after reimbursement)                        1.30%*                  1.30%
------------------------------------------------------------------- ---------------------- ------------------------

* Absent the voluntary expense limitation of 1.30%, total actual expenses for the year ended June 30, 1996 would have been 1.75% (including 0.95% of other expenses).

** This is an initial estimate and will depend on actual expenses of the underlying funds and the allocation among those funds. The Manager has agreed to limit total expenses for this Fund to 1.30%.

Q: What is the required vote to approve the Fund-of-Funds Reorganization and the Trustees' recommendation?

         At the Meeting, shareholders of the Asset Allocation Fund will vote to approve or disapprove the Fund-of-Funds Reorganization Plan to change the Asset Allocation Fund to a fund-of-funds. The Board of Trustees of the TMFII Trust recommends that shareholders of the Asset Allocation Fund approve the Fund-of-Funds Reorganization. Provided a quorum of shares of the Asset Allocation Fund is present at the Meeting, shares representing a majority of the shares of the Fund present will be required to approve the Fund-of-Funds Reorganization. See "General Information -- What is the required vote to approve a proposal?"

         THE BOARD OF TRUSTEES OF THE TMFII TRUST RECOMMENDS THAT THE

         SHAREHOLDERS OF THE ASSET ALLOCATION FUND APPROVE THE PROPOSED
            FUND-OF-FUNDS REORGANIZATION PLAN TO CHANGE OF THE ASSET
                      ALLOCATION FUND TO A FUND-OF-FUNDS.

                                 PROPOSAL NO. 3B
                            THE TRUST REORGANIZATION

Q:       What are shareholders being asked to approve?

         At a meeting held on February 27, 1997, the Board of Trustees of the TMF Trust was presented with the Agreement and Plan of Reorganization -- Trust Reorganization (the "Trust Reorganization Plan") substantially in the form attached to this Proxy Statement as Exhibit D and was requested by the Manager to submit the Trust Reorganization Plan to shareholders of the TMF Funds. The Trust Reorganization Plan calls for each TMF Fund to move from the TMF Trust, which is a Massachusetts business trust, to the TMFII Trust, which is a Delaware business trust. To accomplish this, the Trust Reorganization Plan provides for a reorganization of each TMF Fund (the "Trust Reorganization") pursuant to which all assets and liabilities of each TMF Fund will be transferred to corresponding newly formed series with identical names (each, a "New Fund") of the TMFII Trust in exchange for shares of beneficial interest of each corresponding New Fund. Following this exchange, each TMF Fund will have an identical investment objective, policies and limitations as each corresponding New Fund, and the investment restrictions of each New Fund will be the same as those of the TMF Fund. The net asset value of shares of each New Fund immediately following the Trust Reorganization will be the same as the net asset value of shares of the corresponding TMF Fund immediately before the Reorganization.

         The Trust Reorganization will be a tax-free transaction as described below.

Q:       What is the purpose of the Trust Reorganization?

         There are two reasons for the proposed Trust Reorganization. The first reason is to facilitate the consolidation of all Funds that are advised by the Manager into one business trust. This would allow the Funds to be operated at a more efficient level because of the reduction in duplicate expenses from registering, maintaining and operating two separate business trusts. The shareholders of the TMF Trust and TMFII Trust now support those separate Trusts and their affairs.

         The other reason for the proposed Trust Reorganization is to provide better legal protection to shareholders of the TMF Funds. Delaware business trust law, which governs the TMFII Trust, specifically provides that shareholders, trustees, officers, employees and agents of a business trust are not liable to third persons for any act, omission or obligation of the trust unless otherwise provided in the certificate of trust (which the TMFII Trust's certificate does not so provide). This is different from Massachusetts business trust law, which is silent on this point. This silence has led some commentators to believe that Massachusetts business trust shareholders under certain circumstances could be held personally liable for a Massachusetts business trust's obligations. Therefore, for prudent business reasons, the Trustees deem it to be in the best interests of shareholders of the TMF Funds to have those Funds operated instead as series of the TMFII Trust, a Delaware business trust. See "How do the TMF and TMFII Trusts compare? ----- State of Organization."

Q:       What else should I know about the Trust Reorganization?

         As a result of the Trust Reorganization, each shareholder of a TMF Fund will instead become a shareholder of an identical New Fund of the TMFII Trust with the same assets, liabilities and shareholders. Shareholders of the TMF Funds, both before and after the Trust Reorganization, will be able to exchange into the other series of the TMFII Trust, and into other series which are subsequently established and advised by the Manager. The Manager intends, after the Trust Reorganization, to rename the TMFII Trust from "The Montgomery Funds II" to "The Montgomery Funds."

         Under the Existing Management Agreements, the Manager may voluntarily limit total fund operating expenses for each TMF Fund. Those expense limits are shown in a table under Proposal no. 1.

         The Manager has agreed that, after the Trust Reorganization, each Fund would continue to be subject to the same expense limits. However, as is the case now, New Montgomery may terminate those voluntary limits at any time. In the proposed New Management Agreement between New Montgomery and each New Fund (which is the "New Management Agreement" set forth in Exhibit B and as previously discussed in connection with Proposal no. 1), New Montgomery is expressly permitted to subsidize, absorb and/or otherwise reimburse the New Funds for expenses (other than distribution expenses) which are the obligation of the New Fund. The New Management Agreement would permit New Montgomery to recapture such fee waiver or expense absorption only within three fiscal years following the waiver and only if the series could make such repayment and still stay within the total operating expense cap, if any, then established for the New Fund. The expense cap will, however, be automatically terminated if and when New Montgomery ceases to act as the manager for the New Fund. The three-year recapture period is longer than that in the TMF Management Agreement, which provides only a two-year recapture period.

         Should New Montgomery request such reimbursement, such request for reimbursement must be reviewed and approved by the TMFII Trust's Board of Trustees. If New Montgomery elects to seek such reimbursement, the total operating expenses for that year will be higher than the actual operating expenses for that year but will still remain at or below the relevant expense cap for a TMF Fund. See "Certain Comparative Information About the Proposed Investment Management Agreements" below for additional information.

         If the New Management Agreements are approved under Proposal no. 1 and become effective, there would be no difference between the New Management Agreements for the TMF Trust and TMFII Trust.

         The net asset value of shares of each TMF Fund will not be affected by the Trust Reorganization. The Trust Reorganization will have no effect on the management of the TMF Fund's investments. If the shareholders of the TMF Funds vote to approve the Trust Reorganization Plan, the several actions described below will occur without the need for further shareholder involvement, with the result that the Trust Reorganization will become effective on or about June 30, 1997 (the "Trust

Reorganization  Date").  The various services currently provided to shareholders
of  the  other   series  of  the  Trust  will  not  be  affected  by  the  Trust
Reorganization.

Q:       What are the key terms of the Trust Reorganization Plan?

         Before the effective time of the Trust Reorganization, the Trust Reorganization Plan authorizes the issuance of a single New Fund share of each New Fund to the Manager. Pursuant to the Trust Reorganization Plan, the Manager, as the sole shareholder of each New Fund, will approve the TMFII Management Agreement with each New Fund. Promptly thereafter, and before the effective time of the Trust Reorganization, the New Fund shares held by the Manager will be redeemed and canceled by the TMFII Trust. At the effective time of the Trust Reorganization, each TMF Fund will transfer all of its assets and liabilities to the corresponding New Fund of the TMFII Trust in exchange for a number of shares of the corresponding New Fund of the TMFII Trust equal to the number of shares of beneficial interest of the TMF Fund outstanding immediately before the Trust Reorganization. Immediately thereafter, each TMF Fund will distribute its shares of the corresponding New Fund to the TMF Fund shareholders in complete liquidation of each TMF Fund. Upon completion of the Trust Reorganization, each shareholder of each TMF Fund will own full and fractional shares of each corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the corresponding TMF Fund immediately before the Trust Reorganization.

         The obligations of the TMF Trust on behalf of each TMF Fund and the obligations of the TMFII Trust under the Trust Reorganization Plan are subject to various conditions as stated therein. In order to provide for unforeseen events, the Trust Reorganization Plan may be terminated at any time before the closing of the Trust Reorganization by action of either the Board of Trustees of the TMF Trust or the Board of Trustees of the TMFII Trust, notwithstanding the approval of the Trust Reorganization Plan by the shareholders of the TMF Funds.

         Investment Advisory Services. As noted above, the Trust Reorganization Plan authorizes the Manager, as sole shareholder of each New Fund before the effective time of the TMFII Trust Reorganization, to approve the TMFII
Management Agreement. As noted in Proposal no. 1 above, the New Management Agreement is set forth as Exhibit B and will be similar in all material terms to the current Investment Management Agreements, including the TMFII Management Agreement.

         Continuation of Shareholder Accounts and Plans. The TMFII Trust's transfer agent will establish an account for each shareholder of each class of each New Fund containing the appropriate number of shares. Such accounts will be identical in all respects to the accounts currently maintained by the TMF Funds' transfer agent for each shareholder of each class of the TMF Funds. At the current time, it is not expected that any further action will be necessary in order to continue any retirement plan currently maintained by a shareholder with respect to any TMF Fund shares. Shareholders will be contacted if action is necessary.

         Tax Consequences. Management of the TMFII Trust and the TMF Trust have been advised that the transactions contemplated by the Trust Reorganization Plan will constitute a tax-free reorganization for federal income tax purposes pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, and will not affect the federal income tax status of shares held before the

Trust Reorganization. Therefore, shareholders should not recognize any gain or loss on the exchange of their shares of the TMF Funds for shares of the corresponding New Funds as a result of the Trust Reorganization. The management of the TMFII Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling, and the IRS is not bound by advice of counsel. While the TMF Funds are not aware of any adverse state or local tax consequences of the proposed Trust Reorganization, it has not made any investigation as to such consequences. Shareholders may wish to consult their own tax advisers with respect to such matters.

Q:       How do the TMF and TMFII Trusts compare?

         Structure of the TMFII Trust and the TMF Trust. The TMFII Trust was established pursuant to an Agreement and Declaration of Trust ("TMFII Trust's Declaration of Trust") under Delaware law, and its operations are governed by the TMFII Trust's Declaration of Trust and applicable Delaware law. Each New Fund's fiscal year will end on June 30 of each year. The TMF Trust was established pursuant to an Agreement and Declaration of Trust ("TMF Trust's Declaration of Trust") under Massachusetts law, and its operations are governed by the TMF Trust's Declaration of Trust and by Chapter 182 of the General Laws of the Commonwealth of Massachusetts, which governs business trusts in Massachusetts. Each TMF Fund's fiscal year also ends on June 30 of each year.

         The two forms of organization are very similar. The operations of the TMFII Trust, like those of the TMF Trust, are subject to the provisions of the Investment Company Act, and to the rules and regulations of the SEC thereunder.

         Trustees and Officers of the TMFII Trust and TMF Trust. Subject to the provisions of its Declaration of Trust, the business of the TMFII Trust is managed by its Trustees, who (like the Trustees of the TMF Trust) serve indefinite terms and have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers and fiduciary duties of the TMFII Trust's Trustees are substantially the same as those of the Trustees of the current TMF Trust. The officers of the TMFII Trust are identical to those of the TMF Trust.

         The Trustees of the TMF Trust and TMFII Trust are the same except for Jerome S. Markowitz, who is a Trustee of the TMFII Trust but only a Trustee-designate of the TMF Trust. Mr. Markowitz is expected to resign from both positions before the Proposed Transaction closes (described under Proposal no. 1). Mr. Markowitz is a principal of Montgomery Securities.

         State of Organization. The TMF Trust is organized as a Massachusetts business trust; the TMFII Trust is organized as a Delaware business trust. Massachusetts law does not expressly provide that claims of third parties against shareholders, trustees, officers, employees and agents of the TMF Trust for any act, omission or obligation of the Trust are limited to the assets of the Trust. Because of this silence of Massachusetts business trust law on this issue, some commentators believe that Massachusetts business trust shareholders under certain circumstances could be held personally liable for trust obligations. Under Delaware law, the shareholders, trustees, officers, employees and agents of a business trust are not liable to third persons for any act, omission or obligation of the trust unless otherwise provided in the certificate of trust. The TMFII Trust's Certificate of Trust does not contain any such provisions.

         The foregoing is only a brief summary of certain similarities between the TMF Trust's Declaration of Trust and Massachusetts law, and the TMFII Trust's Declaration of Trust and Delaware law. It is not a complete list of the similarities or differences. Shareholders should refer to the provisions of the TMF Trust's Declaration of Trust, Massachusetts law, the TMFII Trust's Declaration of Trust and Delaware law directly for a more thorough comparison. Copies of the TMFII Trust's Declaration of Trust and By-Laws and the TMF Trust's Declaration of Trust and By-Laws are available to shareholders without charge by writing to The Montgomery Funds, 101 California Street, San Francisco, California 94111.

         Statement of Investment Objective and Policies. There is no substantive difference between the investment objective, policies and practices of each TMF Fund and its corresponding New Fund. Each TMF Fund and its corresponding New Fund will have identical investment objective and policies.

         This is only a summary comparison of the investment policies of the TMF Funds and each corresponding New Fund. Shareholders are encouraged to review the current prospectuses for the TMF Funds (the Combined Class R Prospectus dated February 14, 1997 for Class R shareholders and the Combined Class P Prospectus dated November 12, 1996 for Class P shareholders).

Q:       Are there any changes regarding service providers?

         Administrator for the TMF Funds and the New Funds. Montgomery Asset Management, L.P., 101 California Street, San Francisco, California 94111, which is also the Manager for the TMF Funds, serves as the TMF Funds' administrator under an Administration Agreement. The Administrator performs services with regard to various aspects of each TMF Fund's administrative operations. The Administrator also will act as the New Funds' administrator under a new Administration Agreement. The new Administration Agreement provides for the Administrator to perform substantially the same duties as it does for the TMF Funds and under an identical fee schedule.

         Custodian for the TMF Funds and the New Funds. Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 acts as the TMF Funds' custodian pursuant to a Custody Agreement with the TMF Trust. If the Trust Reorganization occurs, Morgan Stanley Trust Company will continue to serve as the New Funds' custodian under an existing Custody Agreement with the TMFII Trust on the same terms as with the TMF Trust. It is expected that the transition will be accomplished with no disruption in services to shareholders.

         Transfer Agent for the TMF Funds and the New Funds. DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, acts as the TMF Funds' transfer agent pursuant to a Transfer Agency Agreement with the TMF Trust. If the Trust Reorganization occurs, DST Systems, Inc. will continue to serve as the New Funds' transfer agent under an existing Transfer Agency Agreement with the TMFII Trust on the same terms as with the TMF Trust. It is expected that the transition will be accomplished with no disruption in services to shareholders.

         Distributor for the TMF Funds and the New Funds. Montgomery Securities, 600 Montgomery Street, San Francisco, California 94111, a broker-dealer currently affiliated with the Manager, currently serves without compensation as distributor for the TMF Funds and the TMFII Funds under identical arrangements (the "Distributor.") The Trust Reorganization will not affect these arrangements. However, after the Proposed Transaction discussed in Proposal no. 1, Montgomery Securities will no longer be affiliated with the Manager. Montgomery Securities is not expected to serve as the Distributor after the Proposed Transaction closes. See Proposal no. 1.

         If the Trust Reorganization Plan is not approved by the shareholders of the TMF Funds at the Meeting, the TMF Funds will continue to operate as a series of the TMF Trust and the current service providers will continue to provide services to the TMF Funds under their respective agreements with the TMF Trust.

Q:       What is the required vote to approve the Trust Reorganization?

         At the Meeting, shareholders of each TMF Fund will vote on the Reorganization of each TMF Fund into the corresponding New Fund. The Board of Trustees of the TMF Trust recommends that the shareholders of each TMF Fund approve the Trust Reorganization. Provided a quorum of shares of each TMF Fund is present at the Meeting, shares representing a majority of the net asset value of the Fund present will be required to approve the Trust Reorganization. See "General Information -- What is the required vote to approve a proposal?"

         THE BOARD OF TRUSTEES OF THE TMF TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH TMF FUND APPROVE THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY.

                                    * * * * *

                                 PROPOSAL NO. 4:
                                 APPROVAL OF THE
                           CONVERSION OF EACH FUND TO
                            A MASTER-FEEDER STRUCTURE

Q:       What are shareholders being asked to approve?

         Shareholders of each Fund are requested to authorize the Board of Trustees of each Trust to convert the Fund, if deemed appropriate, to a feeder fund in a master-feeder structure. No such conversion is now contemplated. However, while most of the newer Funds have expressly reserved this right, the older ones have not. Although the Board probably could now authorize the conversion of any Fund to such a structure, approval of this proposal would remove some uncertainty in the law about the Boards' authority in this matter.

Q:       What is a master-feeder structure?

         Under a master-feeder structure, the assets of mutual funds with common investment objectives and substantially the same investment policies are pooled together and, rather than being managed separately, are "fed" into a combined pool for portfolio management purposes. The individual funds are known as "feeder" funds and the pool (which may be a domestic or foreign entity) is known as the "master" fund. Generally, it is believed that a master fund, which pools the assets of multiple feeder funds, is an efficient vehicle to provide an effective means of creating large asset pools, thereby providing economies of scale and reduction of per share operating expenses.

         In a master-feeder structure, a Fund (after it has become a feeder fund), may withdraw its investment in a master fund at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Fund to do so or if the investment policies or restrictions of the master fund change so that they are inconsistent with the policies and restrictions of the feeder Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having substantially the same investment objectives and policies as the Fund or the investment of the Fund's assets directly in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objectives and policies cannot be found, the shareholders of the Fund would not be able to derive the benefits of the master-feeder fund structure.

Q: If the shareholders approve the conversion, when would the actual conversion occur?

         The Board of Trustees of the applicable Trust would approve a conversion of a Fund only if it believes that such a conversion is in the best interests of the Fund and its shareholders. Shareholders of the Fund to be converted also would be given at least 30-days' prior written notice of any such action.

         The time and terms of the conversion of a Fund, if it happens at all, will be decided by the Trustees for each Fund as fiduciaries of the shareholders of each Fund. The timing of such conversion would depend upon the existence of opportunities to pool assets with those of other related feeder funds. Currently, no Fund has plans to convert to a master-feeder structure. It is, however, more economical and efficient to have shareholders' authorization in place. Otherwise, a special meeting of shareholders of a series of each Trust may have to be called whenever a Fund decides to convert to a master-feeder structure. This may result in added expenses and delay the Fund's ability to participate in appropriate business opportunities.

Q: What are the benefits of converting each Fund to a master-feeder structure?

         As discussed above, the primary benefit of converting a Fund to a "feeder fund" in a master-feeder structure is the potential reduction of per share total operating expenses that may result through economies of scale derived from the Fund's investing in a much larger pool of assets. Furthermore, a master-feeder structure would also allow the Manager to attract additional investments in the fund complex that are not otherwise available to the Fund through the normal distribution channels under its current multi-class structure, thereby further assist the Fund in achieving better economies of scale. For example, certain foreign investments are extremely complex and expensive to complete. In those cases where the foreign investment is suitable for more than one Fund, a single, master Fund could more efficiently and economically make the investment rather than several separate funds. The California Money, Federal Money, Equity Income, Select 50, Emerging Asia, Micro Cap and Small Cap Opportunities Funds have already expressly reserved the right in their prospectuses to convert to a feeder fund. These Funds will continue to have the right to convert to a feeder fund even if the shareholders of those Funds do not approve this Proposal no. 4. Shareholders of those Funds are being asked to vote on this Proposal only to reduce the administrative burden of excluding those Funds from the voting process.

Q:       What is the required vote to approve the conversion for each Fund?

         At the Meeting, shareholders of each Fund will vote to grant the requested authority to the Board of Trustees with respect to each Fund. The Boards of Trustees of the Trusts recommend that the shareholders of each Fund approve this authorization. The affirmative vote of the holders of a majority of the net asset value of the outstanding shares of each Fund is required to approve this proposal with respect to the Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the net asset value of the shares represented at the meeting if more than 50% of such net asset value of the outstanding shares is represented, or (ii) shares representing more than 50% of such net asset value. See "General Information -- What is the required vote to approve a proposal?"

      THE BOARDS OF TRUSTEES OF THE TRUSTS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE GRANT OF AUTHORITY TO THE BOARDS OF TRUSTEES
           CONCERNING THE POSSIBLE FUTURE CONVERSION OF EACH FUND TO A
                            MASTER-FEEDER STRUCTURE.

                                    * * * * *

                                 PROPOSAL NO. 5:
                                   APPROVAL OF
                       CERTAIN CHANGES TO THE FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF EACH FUND

                      FOR APPROVAL ONLY BY SHAREHOLDERS OF:

MONTGOMERY GROWTH FUND                     MONTGOMERY SMALL CAP FUND
MONTGOMERY SMALL CAP OPPORTUNITIES FUND    MONTGOMERY MICRO CAP FUND
MONTGOMERY INTERNATIONAL SMALL CAP FUND    MONTGOMERY EMERGING ASIA FUND
MONTGOMERY EMERGING MARKETS FUND           MONTGOMERY GOVERNMENT RESERVE FUND
MONTGOMERY FEDERAL TAX-FREE MONEY FUND     MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND


Q:       What are shareholders being asked to approve?

         Shareholders of the Montgomery Growth Fund,  Montgomery Small Cap Fund,
Montgomery Small Cap Opportunities Fund,  Montgomery Micro Cap Fund,  Montgomery
International Small Cap Fund, Montgomery Emerging Asia Fund, Montgomery Emerging
Markets Fund,  Montgomery  Government Reserve Fund,  Montgomery Federal Tax-Free
Money Fund and Montgomery  California  Tax-Free  Money Fund (each,  an "Affected
Fund") are  requested  to approve  two  changes  to the  fundamental  investment restrictions of each Affected Fund. Currently,  the (1) borrowing limitation and
(2) securities lending restriction differ among the Funds. The table below shows the current borrowing  limitations and securities lending  restrictions for each
Fund (including the Affected Funds).
----------------------------------------------- ---------------------------------- ----------------------------------
                                                      Borrowing Limitation          Securities Lending Restrictions
----------------------------------------------- ---------------------------------- ----------------------------------
                                                 Not To Exceed    Not To Exceed     Not to Exceed    Not to Exceed
                                                 10% of Total      One-Third of     10% of Total      30% of Total
                                                  Fund Assets       Total Fund       Fund Assets      Fund Assets
                                                                      Assets
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Growth Fund                                            X                                 X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Equity Income Fund                                                    X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

                                       41

----------------------------------------------- ---------------------------------- ----------------------------------
                                                      Borrowing Limitation          Securities Lending Restrictions
----------------------------------------------- ---------------------------------- ----------------------------------
                                                 Not To Exceed    Not To Exceed     Not to Exceed    Not to Exceed
                                                 10% of Total      One-Third of     10% of Total      30% of Total
                                                  Fund Assets       Total Fund       Fund Assets      Fund Assets
                                                                      Assets
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Small Cap Fund                                         X                                 X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Small Cap Opportunities Fund                                          X                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Micro Cap Fund                                                        X                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Global Opportunities Fund                                             X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Global Communications Fund                                            X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
International Small Cap Fund                                          X                  X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
International Growth Fund                                             X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Emerging Asia Fund                                     X                                 X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Emerging Markets Fund                                  X                                 X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Select 50 Fund                                                        X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Asset Allocation Fund                                                 X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Global Asset Allocation Fund                          N/A             N/A                N/A               N/A
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Short Government Bond Fund                                            X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Government Reserve Fund                                X                                 X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
Federal Tax-Free Money Fund                            X                                 X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
California Tax-Free Intermediate Bond Fund                            X                                    X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------
California Tax-Free Money Fund                         X                                 X
----------------------------------------------- ---------------- ----------------- ---------------- -----------------

Shareholders of each Affected Fund are requested to approve a change in the fundamental investment restrictions to each Affected Fund so that each Affected Fund may (1) enter into borrowings not to exceed one-third of total Fund assets and (2) engage in securities lending not to exceed the maximum amount permitted by law, currently 30% of total Fund assets. The exact wording of the investment restriction would be as follows:

Borrowing Limitation

             "[A Fund may not] borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Fund that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Fund may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets."

Securities Lending Restrictions

             "[A Fund may not] make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of its portfolio securities up to the maximum amount permitted by law, currently 30% of total fund assets, as described above and in its Prospectus, or
             (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan."

Q:       What are the reasons for changing the investment restrictions?

         Since July, 1990, when the first Fund of The Montgomery Funds -- the Montgomery Small Cap Fund -- offered its shares to the public, there has been a significant increase in the number of Funds offered. Before shares of each new Fund can be publicly offered, a prospectus and statement of additional information must be reviewed by the staff of the Securities and Exchange Commission and other state securities commissions for compliance with securities laws and regulations and current staff disclosure preferences. Over time, different regulators (typically state regulators) who have reviewed different Funds have requested certain initial investment restrictions be established at different levels. In addition, the Manager's operational and investment needs with respect to these restrictions have changed over time. The cumulative effects of these ad hoc regulatory comments and shifting needs have resulted in inconsistencies of investment restrictions among the Funds, even for Funds with similar investment objectives. Such inconsistencies in the Funds' fundamental investment restrictions have made it more difficult for compliance personnel to monitor the Funds' compliance with those restrictions and may have indirectly increased the operating expenses of the Funds. The confusion caused by different investment restrictions also has complicated the Funds' business relationships. For example, the varied borrowing restrictions for the Funds have created complications in negotiating and documenting the Funds' credit line. The Manager believes that the current differences in these investment restrictions are not justified under present circumstances and not likely to be justified under future circumstances.

Q: What is the required vote to approve the changes to the investment restrictions?

         At the Meeting, shareholders of each Affected Fund will vote on the changes to the investment restrictions of each Affected Fund. The Board of Trustees of the TMF Trust recommends that the shareholders of each Affected Fund approve the changes to the investment restrictions. The affirmative vote of the holders of a majority of the outstanding shares of each Affected Fund is required to approve the changes with respect to such Affected Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. See "General Information -- What is the required vote to approve a proposal?"

        THE BOARD OF TRUSTEES OF THE MONTGOMERY FUNDS RECOMMENDS THAT THE
       SHAREHOLDERS OF EACH AFFECTED FUND APPROVE THE CHANGE IN INVESTMENT
                       RESTRICTIONS OF EACH AFFECTED FUND.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

         The Trusts' management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Trusts are not required to, nor do they intend to, hold regular annual meetings of its shareholders. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the relevant Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

Reports to Shareholders

         The Trusts will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trusts, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to The Montgomery Funds (or, for shareholders of the Montgomery Asset Allocation Fund, to The Montgomery Funds II), 101 California Street, San Francisco, California 94111, (800) ________ (toll free).

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                         R. Stephen Doyle
                                         Chairman and Chief Executive
                                         Officer

San Francisco, California
April 25, 1997

                                  EXHIBITS LIST


Exhibit A      List  of  persons  owning   beneficially  more  than  5%  of  the
               outstanding shares of each Fund

Exhibit B      Form of new Investment Management Agreement

Exhibit C      Agreement   and   Plan   of   Reorganization   --   Fund-of-Funds
               Reorganization

Exhibit D      Agreement and Plan of Reorganization -- Trust Reorganization

                                    Exhibit A

             List of persons owning beneficially more than 5% of the

                         outstanding shares of each Fund

                                    Exhibit B

                   Form of new Investment Management Agreement

                         INVESTMENT MANAGEMENT AGREEMENT


         THIS INVESTMENT MANAGEMENT AGREEMENT made as of the _____th day of_______________________, 1997, by and between THE MONTGOMERY FUNDS, a Massachusetts business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and MONTGOMERY ASSET MANAGEMENT, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").


                                   WITNESSETH:


         WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

         1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

         2. Duties of Manager.

                  (a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide administrativeice or distribution services to the Fund; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

                  (b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

         It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

         On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

                  (c)  Administrative  Services.  The Manager  shall oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

         3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

         4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

         6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

         7. Expenses.

                  (a) With respect to the operation of each Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below),
(ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

                  (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's Shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                  (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

         8. Investment Advisory and Management Fee.

                  (a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager.

                  (b) The management fee shall be accrued daily by each Fund and paid to the Manager upon its request.

                  (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                  (d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to by the Manager and such limit has been disclosed to shareholders of a Fund in a prospectus, the Manager may not change the limitation without first disclosing the change in an updated prospectus. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second [or third] (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year [or third succeeding fiscal year] do not exceed any more restrictive limitation to which the Manager has agreed. The Manager generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year. [Bracketed language is for TMF II and TMF III only and is consistent with existing agreement.]

                  (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

         9. Fund Share Activities of Managers Partners, Officers and Employees. The Manager agrees that neither it nor any of its partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

         10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

         11. Manager's Liabilities.

                  (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

                  (b) The Funds shall indemnify and hold harmless the Manager, its general partner and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                  (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

         13. Term. This Agreement shall become effective on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Trustees of the Trust and (3) the approval of this Agreement by the shareholders of each Fund in a special meeting of shareholders of the Fund. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

         14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

         15.   Termination  by  Assignment.   This  Agreement   shall  terminate
automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

         16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

         17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         18.  Definitions.   The  terms  "majority  of  the  outstanding  voting
securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

         19. Notice of Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

         20.  Captions.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

THE MONTGOMERY FUNDS                      MONTGOMERY ASSET MANAGEMENT, L.L.C.


By:  ____________________________         By:  _________________________________

Title: ___________________________        Title: _______________________________


                                   Appendix A

                                  Fund Schedule

    o Montgomery Growth Fund                                       o Montgomery Equity Income Fund
    o Montgomery Small Cap Fund                                    o Montgomery Small Cap Opportunities Fund
    o Montgomery Micro Cap Fund                                    o Montgomery Global Opportunities Fund
    o Montgomery Global Communications Fund                        o Montgomery International Small Cap Fund
    o Montgomery International Growth Fund                         o Montgomery Emerging Asia Fund
    o Montgomery Emerging Markets Fund                             o Montgomery Select 50 Fund
    o Montgomery Global Asset Allocation Fund                      o Montgomery Short Duration Government Bond Fund
    o Montgomery Government Reserve Fund                           o Montgomery Federal Tax-Free Money Fund
    o Montgomery California Tax-Free Intermediate Bond Fund        o Montgomery California Tax-Free Money Fund


                                   Appendix B

                                  Fee Schedule


1.       Montgomery Growth Fund            1.00% of the first  $500  million  of
                                           net  assets;  plus  0.90% of the next
                                           $500  million  of  net  assets;  plus
                                           0.80% of net assets over $1 billion.

2.       Montgomery Small Cap Fund         1.00%  of  first   $250   million  of
                                           assets;   plus  0.80%  of  assets  in
                                           excess of $250 million.

3.       Montgomery Micro Cap              1.40% of the first
         Fund                              $200 million of net assets; plus
                                           1.25%  of net assets in excess of
                                           $200 million.

4.       Montgomery Global                 1.25% of the first
         Communications Fund               $250 million of net assets; plus
                                           1.00% on net assets in excess of
                                           $250 million.

5.       Montgomery International          1.10% of the first
         Growth Fund                       $500 million of net assets; plus
                                           1.00%  of next $500 million of
                                           net assets; plus 0.90%  of net
                                           assets in excess of $1 billion.

6.       Montgomery Emerging               1.25% of the first
         Markets Fund                      $250 million of net assets; plus
                                           1.00% of assets in excess of $250
                                           million.

7.       Montgomery Global Asset           0.20% of net assets.
         Allocation Fund

8.       Montgomery Government             0.40% of the first
         Reserve Fund                      $250 million of net assets; plus
                                           0.30% of assets of the next $250
                                          million; plus 0.20% of net
                                          assets in excess of $500 million.

9.       Montgomery California            0.50% of the first
         Tax-Free Intermediate            $500 million of net Bond Fund
                                          assets; plus 0.40%  of net assets
                                          in excess of $500 million.

10.      Montgomery Equity                0.60% of the first
         Income Fund                      $500  million  of  net  assets;  plus
                                          0.50% of net assets in excess of
                                          $500 million.

11.      Montgomery Small Cap             1.20% of the first
         Opportunities Fund               $200 million of net assets; plus
                                          1.10% of next $300  million  of
                                          net  assets; plus  1.00% of net
                                          assets in excess of $500 million.

12.      Montgomery Global                1.25% of the first
         Opportunities Fund               $500 million of net assets; plus
                                          1.10% of the next $500  million
                                          of the next $500 million ofnet
                                          assets;  plus 1.00% of net assets
                                          over $1 billion.

13.      Montgomery International         1.25% of the first
         Small Cap Fund                   $250 million of net assets;
                                          plus 1.00% of net
                                          assets over $250 million.

14.      Montgomery Emerging Asia         1.25% of the first
         Fund                             $500 million of net assets; 1.10%
                                          of  net   assets   on  the  next  $500
                                          million;  plus  1.00% of net assets
                                          in excess of $1 billion.

15.      Montgomery Select 50             1.25% of the first
         Fund                             250 million of net assets;  plus
                                          1.00%  of  next  $250  million  of
                                          net  assets;  plus 0.90% of net assets
                                          in excess of $500 million.

16.      Montgomery Short Duration        0.50% of the first
         Government Bond Fund             $500 million of net assets; plus
                                          0.40% of net  assets in excess of
                                          $500 million.

17.      Montgomery Federal Tax-Free      0.40% of the first
         Money Fund                       $500 million of net assets; plus
                                          0.30% of net  assets in excess of
                                          $500 million.

18.      Montgomery California            0.40% of the first
         Tax-Free Money Fund              $500 million of net assets; plus
                                          0.30% of net  assets in excess of
                                          500 million.

19.      Montgomery Technology Fund       1.25% of the first $250 million
                                          of net assets; plus 1.00% of net
                                          assets in excess of $500 million.

20.      Montgomery Total Return          0.50% of the first
          Bond Fund                       $500 million of net assets; plus
                                          0.40% of net  assets in excess of
                                          $500 million.]

                                    Exhibit C

      Agreement and Plan of Reorganization -- Fund-of-Funds Reorganization

                      AGREEMENT AND PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this ______ day of April, 1997, by The Montgomery Funds II, a Delaware business trust, for itself and on behalf of Montgomery Asset Allocation Fund, (the "Asset Allocation Fund") Montgomery Asset Allocation Fund II, (the "Asset Allocation Fund II"), Montgomery Total Return Bond Fund (the "Total Return Fund") and Montgomery Government Reserve Fund (the Government Reserve Fund"), each a series of The Montgomery Funds II.

                  WHEREAS, each of the Asset Allocation Fund II, Total Return Bond Fund and Government Reserve Fund were previously outstanding series of The Montgomery Funds, a Massachusetts business trust;

                  WHEREAS, pursuant to an Agreement and Plan of Reorganization entered into between The Montgomery Funds and The Montgomery Funds II, for themselves and for specified series of each respective trust, certain outstanding series of The Montgomery Funds were reorganized into corresponding series of The Montgomery Funds II;

                  WHEREAS, the Asset Allocation Fund has as its investment objective seeking high total return, while also seeking to reduce risk, through a strategic or active allocation of assets among three investment areas -- domestic stocks, fixed-income securities and cash or cash equivalents and the Asset Allocation Fund currently seeks to achieve its investment objective by investing directly in those three types of securities;

                  WHEREAS, the Board of Trustees of the Asset Allocation Fund has determined that it is in the best interests of the shareholders of the Asset Allocation Fund to convert the Asset Allocation Fund to a fund-of-funds structure that would allow the Asset Allocation Fund to achieve its investment objective by investing in three separate series of The Montgomery Fund II, each of which individually invests in one of the three separate investment areas in which the Asset Allocation Fund seeks to invest;

                  WHEREAS, the Asset Allocation Fund intends to reorganize so that immediately after the reorganization, it would invest its domestic stocks through the Asset Allocation Fund II, would invest its fixed income securities through the Total Return Bond Fund and would invest its cash or cash equivalent securities through the Montgomery Government Reserve Fund;

                  NOW, THEREFORE, in accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Asset Allocation Fund be transferred to the respective underlying funds as set forth in the table attached hereto as Schedule A (each, an "Underlying Fund") in exchange for shares of the Underlying Funds ("Underlying Fund Shares").

                  In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1.       REORGANIZATION OF ASSET ALLOCATION FUND

                  1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Asset Allocation Fund shall assign, deliver and otherwise transfer each of the three components of its assets: (a) domestic stocks, (b) fixed income securities and
(c) cash or cash-equivalents (each, a "Fund Asset Component") as set forth in paragraph 1.2 (collectively, the "Fund Asset Components") to the corresponding Underlying Funds. Each Underlying Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Asset Allocation Fund full and fractional Underlying Fund Shares, the corresponding class and number of which shall be determined in each case by dividing (x) the value of the Fund Asset Component transferred to each such Underlying Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, representative of the particular class of shares of each such Underlying Fund, by (y) the net asset value of one share of the corresponding Underlying Fund's corresponding class of shares identified in Schedule A, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing"). Such transactions are hereinafter sometimes collectively referred to as the "Reorganization."

                  1.2 (a) With respect to the Asset Allocation Fund, the Fund Asset Components shall consist of three separate Fund Asset Components: (i) the Equity Fund Asset Component (the "Equity Fund Asset Component"), (ii) the Bond Fund Asset Component (the "Bond Fund Asset Component"), and (iii) and the Cash Fund Asset Component (the "Cash Fund Asset Component"). The Equity Fund Asset Component shall consist of all equity securities of the Asset Allocation Fund. The Bond Fund Asset Component shall consist of all fixed-income securities of the Asset Allocation Fund. The Cash Fund Asset Component shall consist of all cash or cash equivalents of the Asset Allocation Fund. In addition, each Fund Asset Component also shall include also the liabilities directly related to assets in each Fund Asset Component, including, but not limited to, liabilities from outstanding repurchase agreements and securities lending arrangements.

                           (b) Before the  Closing  Date,  the Asset  Allocation
Fund will provide (i) the Montgomery Asset Allocation Fund II with a schedule of its assets comprising the Equity Fund Asset Component, (ii) the Montgomery Total Return Bond Fund with a schedule of its assets comprising the Bond Fund Asset Component, and (iii) the Montgomery Government Reserve Fund with a schedule of its assets comprising the Cash Fund Asset Component; and each Underlying Fund will provide the Asset Allocation Fund with a copy of the current investment objective and policies applicable to such Underlying Fund. The Asset Allocation Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Asset Allocation Fund's assets before the Closing Date but will not, without the prior approval of the affected Underlying Fund, acquire any additional securities other than securities which at least one Underlying Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, each Underlying Fund will advise the Asset Allocation Fund of any investments of the Asset Allocation Fund shown on such schedule which the Underlying Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. If the Asset Allocation Fund holds any investments that an Underlying Fund would not be permitted to hold under its stated investment objective or policies, the Asset

Allocation Fund, if requested by the affected Underlying Fund, will dispose of such securities before the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Asset Allocation Fund and the Underlying Funds, when aggregated, would contain investments exceeding certain percentage limitations to which any Underlying Fund is or will be subject with respect to such investments, the Asset Allocation Fund, if requested by any Underlying Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         2.       VALUATION

                  2.1 The value of each Fund Asset Component of the Asset Allocation Fund shall be the value of such assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the corresponding Underlying Fund's then current Prospectus and Statement of Additional Information on the business day immediately before the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

                  2.2 The net asset value of each share of a class of shares of the Underlying Fund shall be the net asset value per share of such class computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Underlying Fund's then current Prospectus and Statement of Additional Information.

                  2.3 All computations of value contemplated by this Article 2 shall be made by the Underlying Fund's fund accountant in accordance with its regular practice as pricing agent and reviewed by its independent auditors. Each Underlying Fund shall cause its fund accountant to deliver a copy of its valuation report to The Montgomery Funds II and to the Asset Allocation Fund at the Closing.

         3.       CLOSING(S) AND CLOSING DATE

                  3.1 The Closing for the Reorganization shall occur on June 30, 1997 or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Heller Ehrman White & McAuliffe, 333 Bush Street, San Francisco, California 94104 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 5:00 p.m., Eastern time on the Closing Date unless otherwise provided.

                  3.2 The Underlying Funds' custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund Asset Components have been delivered in proper form to the respective Underlying Funds on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Asset Allocation Fund in conjunction with the delivery of portfolio securities.

                  3.3 Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of The Montgomery Funds II, accurate appraisal of the value of the net assets of any Underlying Fund or the Asset Allocation Fund is impracticable, the

Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

         4. COVENANTS WITH RESPECT TO THE UNDERLYING FUNDS AND THE ASSET ALLOCATION FUND

                  4.1 With respect to the Asset Allocation Fund, The Montgomery Funds II has called or will call a meeting of Asset Allocation Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the conversion of the Asset Allocation Fund to a fund-of-funds structure and the Asset Allocation Fund's investment in each Underlying Fund. The Montgomery Funds II, on behalf of the Asset Allocation Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, the "Proxy Materials") to be used in connection with such meeting.

                  4.2 Subject to the provisions hereof, The Montgomery Funds II, on its own behalf and on behalf of the Underlying Funds and the Asset Allocation Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

         5.       REPRESENTATIONS AND WARRANTIES

                  5.1 The Montgomery Funds II, on behalf of each Underlying Fund, represents and warrants to the Asset Allocation Fund as follows:

                           (a) The Montgomery Funds II was duly created pursuant
to its Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the "1940 Act") and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of The Montgomery Funds II and grants them all powers necessary or desirable to carry out such responsibility, including administering The Montgomery Funds II's business as currently conducted by The Montgomery Funds II and as described in the current Prospectuses of The Montgomery Funds II. The Montgomery Funds II is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                           (b) The Registration Statement, including the current
Prospectus and Statement of Additional Information of each Underlying Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act"), as amended and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (c) No  Underlying  Fund is in violation  of, and the
execution, delivery and performance of this Agreement by The Montgomery Funds II for itself and on behalf of each Underlying Fund does not and will not (i) violate The Montgomery Funds II 's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which The Montgomery Funds II is a party or by which its properties or assets are bound.

                           (d) Except as previously  disclosed in writing to the
Asset Allocation Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to The Montgomery Funds II's knowledge, threatened against The Montgomery Funds II or its business, any Underlying Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect The Montgomery Funds II or any Underlying Fund's financial condition or the conduct of their business, The Montgomery Funds II knows of no facts that might form the basis for the institution of any such proceeding or investigation, and no Underlying Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                           (e) All  issued  and  outstanding  shares,  including
shares to be issued in connection with the Reorganization, of each class of each Underlying Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable, the shares of each class of each Underlying Fund issued and outstanding before the Closing Date, if any, were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and no Underlying Fund has outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

                           (f) The execution,  delivery and  performance of this
Agreement on behalf of each Underlying Fund will have been duly authorized before the Closing Date by all necessary action on the part of The Montgomery Funds II, the Trustees and each Underlying Fund, and this Agreement will constitute a valid and binding obligation of The Montgomery Funds II and each Underlying Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (g)  On  the  effective  date  of  the   Registration
Statement, at the time of the meeting of the Asset Allocation Fund's shareholders and on the Closing Date, any written information furnished by The Montgomery Funds II with respect to the Underlying Fund for use in the Proxy Materials or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                           (h)    No    governmental    consents,     approvals,
authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by The Montgomery Funds II, for itself and on behalf of the Underlying Funds, or the performance of the Agreement by The Montgomery Funds II for itself and on behalf of any Underlying Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

                           (i)  The   Statement   of  Assets  and   Liabilities,
Statement of Operations and Statements of Changes in Net Assets of the Montgomery Government Reserve Fund as of and for the year ended June 30, 1996, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to the Asset Allocation Fund) fairly present, in all material respects, the Montgomery Government Reserve Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Montgomery Government Reserve Fund (contingent or otherwise) known to The Montgomery Funds II that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                           (j)  Since  the  date  of  the  most  recent  audited
financial statements, there has not been any material adverse change in any Underlying Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Underlying Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Asset Allocation Fund, before the Closing Date (for the purposes of this subparagraph (j), neither a decline in the Underlying Fund's net asset value per share nor a decrease in the Underlying Fund's size due to redemptions shall be deemed to constitute a material adverse change); and

                           (k) For each full and partial  taxable  year from its
inception through the Closing Date, each Underlying Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status.

                  5.2 The Montgomery Funds II, on behalf of the Asset Allocation Fund, represents and warrants to each Underlying Fund as follows:

                           (a) The Montgomery Funds II was duly created pursuant
to its Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of The Montgomery Funds II and grants them all powers necessary or desirable to carry out such responsibility, including administering The Montgomery Funds II's business as currently conducted by The Montgomery Funds II and as described in the current Prospectuses of The Montgomery Funds II. The Montgomery Funds II is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                           (b) All of the issued and outstanding  shares of each
class of the Asset Allocation Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Asset Allocation Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Asset Allocation Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

                           (c) The Asset Allocation Fund is not in violation of,
and the execution, delivery and performance of this Agreement by The Montgomery Funds II for itself and on behalf of the Asset Allocation Fund does not and will not (i) violate The Montgomery Funds II's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which The Montgomery Funds II is a party or by its properties or assets are bound;

                           (d) Except as previously  disclosed in writing to the
Underlying Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to The Montgomery Funds II's knowledge, threatened against the Asset Allocation Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Asset Allocation Fund II's financial condition or the conduct of its business, The Montgomery Funds II knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Asset Allocation Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                           (e) All  federal and other tax returns and reports of
The Montgomery Funds II and the Asset Allocation Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by The Montgomery Funds II or the Asset Allocation Fund shall have been paid so far as due, and to the best of The Montgomery Funds II's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

                           (f) For each full and partial  taxable  year from its
inception through the Closing Date, the Asset Allocation Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

                           (g) At the Closing Date,  the Asset  Allocation  Fund
will have good and marketable title to all Fund Asset Components and full right, power and authority to assign, deliver and otherwise transfer each Fund Asset Component hereunder, and upon delivery and payment for such Fund Asset Component as contemplated herein, the corresponding Underlying Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

                           (h) The execution,  delivery and  performance of this
Agreement on behalf of the Asset Allocation Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of The Montgomery Funds II, the Trustees and the Asset Allocation Fund, and this Agreement will constitute a valid and binding obligation of The Montgomery Funds II and the Asset Allocation Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (i)  From  the  effective  date  of the  Registration
Statement,  through  the  time  of the  meeting  of the  Asset  Allocation  Fund
Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Underlying Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by The Montgomery Funds II with respect to the Underlying Funds): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by The Montgomery Funds II, on behalf of the Asset Allocation Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

                           (j)    No    governmental    consents,     approvals,
authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by The Montgomery Funds II, for itself and on behalf of the Asset Allocation Fund, or the performance of the Agreement by The Montgomery Funds II for itself and on behalf of the Asset Allocation Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

         6.       CONDITIONS  PRECEDENT TO OBLIGATIONS  OF THE ASSET  ALLOCATION
                  FUND

                  The obligations of The Montgomery Funds II to consummate the Reorganization with respect to the Asset Allocation Fund shall be subject to the performance by The Montgomery Funds II, for itself and on behalf of each Underlying Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to each Underlying Fund:

                  6.1 All representations and warranties of The Montgomery Funds II with respect to the Underlying Funds contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  6.2 The Montgomery Funds II, on behalf of the Underlying Funds, shall have delivered to the Asset Allocation Fund at the Closing a certificate executed on behalf of the Underlying Funds by The Montgomery Funds II's President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Asset Allocation Fund and dated as of the Closing Date, to the effect that the representations and warranties of The Montgomery Funds II with respect to the Underlying Funds made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Asset Allocation Fund shall reasonably request.

                  6.3 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Underlying Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Underlying Fund from those fee amounts, undertakings and sales load amounts described in the Prospectus of the Underlying Fund delivered to the Asset Allocation Fund pursuant to paragraph 4.1 and in the Proxy Materials.

                  6.4 With respect to each Underlying Fund, the Board of Trustees of The Montgomery Funds II shall have determined that the Reorganization is in the best interests of each Underlying Fund and that the interests of the existing shareholders of the Underlying Funds would not be diluted as a result of the Reorganization.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH UNDERLYING FUND

                  The obligations of The Montgomery Funds II to consummate the Reorganization with respect to each Underlying Fund shall be subject to the performance by The Montgomery Funds II of all the obligations to be performed by it hereunder, with respect to the Asset Allocation Fund, on or before the Closing Date and, in addition thereto, the following conditions:

                  7.1 All representations and warranties of The Montgomery Funds II with respect to the Asset Allocation Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                  7.2 The Montgomery Funds II, on behalf of the Asset Allocation Fund, shall have delivered to each Underlying Fund at the Closing a certificate executed on behalf of the Asset Allocation Fund, by The Montgomery Funds II's President, Secretary or Assistant Secretary, in form and substance satisfactory to each Underlying Fund and dated as of the Closing Date, to the effect that the representations and warranties of The Montgomery Funds II with respect to the Asset Allocation Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as each Underlying Fund shall reasonably request.

                  7.3 With respect to the Asset  Allocation  Fund,  the Board of
Trustees  of  The   Montgomery   Funds  II  shall  have   determined   that  the
Reorganization is in the best interests of the Asset Allocation Fund.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE UNDERLYING FUND AND THE ASSET ALLOCATION FUND

                  The obligations of the Underlying Fund and of the Asset Allocation Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Underlying Fund and the Asset Allocation Fund:

                  8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the pertinent classes of shares of the Asset Allocation Fund in accordance with the provisions of The Montgomery Funds II's Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to each Underlying Fund.

                  8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

                  8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by The Montgomery Funds II, on behalf of each Underlying Fund or the Asset Allocation Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of any Underlying Fund or the Asset Allocation Fund.

                  8.4 The Registration Statement of each Underlying Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         9.       EXPENSES

                  9.1 Montgomery Asset Management, L.P. will be responsible for paying all expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. Neither the Asset Allocation Fund nor any Underlying Fund will be responsible for any expenses incurred.

         10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

                  10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

                  10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

         11.      TERMINATION

                  11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Underlying Funds and the Asset Allocation Fund.

         12.      AMENDMENTS

                  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of The Montgomery Funds II, acting on behalf of the Asset Allocation Fund and each Underlying Fund; provided, however, that following the meeting of the shareholders of the Asset Allocation Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of each Underlying Fund to be issued to the Asset Allocation Fund Investors under this Agreement to the detriment of such Asset Allocation Fund Investors, or otherwise materially and adversely affecting the Asset Allocation Fund, without the Asset Allocation Fund obtaining the Asset Allocation Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit the Underlying Funds and the Asset Allocation Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

         13.      NOTICES

                  Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

                  For The Montgomery Funds II, on behalf of itself and the Underlying Funds and/or The Asset Allocation Fund:

                           R. Stephen Doyle
                           Chairman and CEO
                           The Montgomery Funds II
                           101 California Street
                           San Francisco, California 94111

                  With copies to:

                           Julie Allecta, Esq. and
                           David A. Hearth, Esq.
                           Heller Ehrman White & McAuliffe
                           333 Bush Street
                           San Francisco, California 94104

         14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

                  14.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Schedules shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Schedules hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

                  14.2  This   Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original.

                  14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer, and attested by its Secretary.

                                   THE MONTGOMERY FUNDS II, for itself
                                   and on behalf of the Montgomery Asset
                                   Allocation Fund

                                   By: _________________________________
                                   Name:________________________________
                                   Title: ______________________________

                                   THE MONTGOMERY FUNDS II, for itself
                                   and on behalf of the Montgomery Asset
                                   Allocation Fund II

                                   By: _________________________________
                                   Name:________________________________
                                   Title: ______________________________

                                   THE MONTGOMERY FUNDS II, for itself
                                   and on behalf of the Montgomery Total Return
                                   Bond Fund

                                   By: _________________________________
                                   Name:________________________________
                                   Title: ______________________________

                                   THE MONTGOMERY FUNDS II, for itself
                                   and on behalf of the Montgomery Government
                                   Reserve Fund

                                   By: _________________________________
                                   Name:________________________________
                                   Title: ______________________________

                                   Schedule A



  Montgomery Asset Allocation Fund        Corresponding Underlying Fund
     Fund Asset Component                       (Class R Shares)
      (Class R Shares)
Domestic Stocks                         Montgomery Asset Allocation Fund II
Fixed Income Securities                 Montgomery Total Return Bond Fund
Cash or cash equivalents                Montgomery Government Reserve Fund

  Montgomery Asset Allocation Fund        Corresponding Underlying Fund
     Fund Asset Component                       (Class R Shares)
      (Class P Shares)
Domestic Stocks                         Montgomery Asset Allocation Fund II
Fixed Income Securities                 Montgomery Total Return Bond Fund
Cash or cash equivalents                Montgomery Government Reserve Fund

                                    Exhibit D

          Agreement and Plan of Reorganization -- Trust Reorganization

                      AGREEMENT AND PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this _____ day of April, 1997, by and between The Montgomery Funds II ("The Montgomery Funds II"), a Delaware business trust, for itself and on behalf of the twenty-one series of mutual funds set forth in Schedule A under the title "Acquiring Funds") (individually, an "Acquiring Fund"), each a separate series of The Montgomery Funds II, and The Montgomery Funds ("The Montgomery Funds"), a Massachusetts business trust, for itself and on behalf of the twenty-one series of mutual funds set forth in Schedule A under the title "Acquired Funds") (individually, an "Acquired Fund"), each a separate series of The Montgomery Funds.

                  In accordance with the terms and conditions set forth in this Agreement, the parties desire that all assets of each Acquired Fund be transferred to the Acquiring Fund corresponding thereto, as set forth in the table attached hereto as Schedule B, in exchange for shares of such corresponding Acquiring Fund ("Acquiring Fund Shares") and the assumption by such Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and that such Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by each Acquired Fund to its shareholders in liquidation of each such Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

                  In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:


         1.        REORGANIZATION OF THE MONTGOMERY FUNDS

                  1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, each Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the "Fund Assets") to its corresponding Acquiring Fund identified in Schedule B, and the corresponding Acquiring Fund shall assume the Acquired Fund's Stated Liabilities. Each corresponding Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to such Acquired Fund full and fractional Acquiring Fund Shares, the corresponding class and number of which shall be determined by dividing (a) that portion of the value of the Fund Assets, net of the Acquired Fund's Stated Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, representative of the particular class of shares of the Acquired Fund, by (b) the net asset value of one share of the Acquiring Fund's corresponding class of shares identified in Schedule B, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing(s) provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing(s)"). Immediately following the Closing(s), each Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the "Reorganization(s)."

                  1.2 (a) With respect to each Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date.

                           (b) Before the Closing Date,  each Acquired Fund will
provide the corresponding Acquiring Fund with a schedule of its assets and its known liabilities, and each such Acquiring Fund will provide the corresponding Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. Each Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund's Fund Assets prior to the Closing Date but will not, without the prior approval of its corresponding Acquiring Fund, acquire any additional securities other than securities which the corresponding Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, each Acquiring Fund will advise the corresponding Acquired Fund of any investments of such Acquired Fund shown on such schedule which the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that an Acquired Fund holds any investments that its corresponding Acquiring Fund would not be permitted to hold under its stated investment objective or policies, the Acquired Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, such Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

                  1.3 Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Each Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of its corresponding Acquired Fund prepared by the Administrator of The Montgomery Funds as of the Applicable Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Stated Liabilities"). Each Acquiring Fund shall assume only the Stated Liabilities of its corresponding Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

                  1.4 Immediately following the Closing with respect to each Acquired Fund, each Acquired Fund will distribute the Acquiring Fund Shares received by such Acquired Fund pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of The Montgomery Funds, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the respective pro rata number of shares of the Acquiring Fund due such Acquired Fund Investor. All issued and outstanding shares of the

Acquired Fund will be canceled simultaneously therewith on the Acquired Fund's books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.1.

                  1.5 If any request shall be made for a change of the registration of shares of the Acquiring Fund to another person from the account of the shareholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

                  1.6 Following the transfer of assets by each Acquired Fund to its corresponding Acquiring Fund, the assumption of each Acquired Fund's Stated Liabilities by each corresponding Acquiring Fund, and the distribution by each Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.4, The Montgomery Funds shall terminate the qualification, classification and registration of each Acquired Fund with all appropriate federal and state agencies. Any reporting or other responsibility of The Montgomery Funds is and shall remain the responsibility of The Montgomery Funds up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.7.

                  1.7 The failure of an Acquired Fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of a Reorganization with respect to any other Acquired Fund, and each provision of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Acquired Fund" as meaning only those series of The Montgomery Funds II and The Montgomery Funds, respectively, which are involved in a Reorganization as of a Closing Date.

         2.        VALUATION

                  2.1 With respect to each Acquired Fund, the value of such Acquired Fund's Fund Assets shall be the value of such assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the corresponding Acquiring Fund's then current
Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

                  2.2 The net asset value of each share of shares of a class of shares of an Acquiring Fund shall be the net asset value per share of such class computed on the Applicable Valuation Date, using the market valuation procedures set forth in each Acquiring Fund's then current Prospectus and Statement of Additional Information.

                  2.3 All computations of value contemplated by this Article 2 shall be made by each respective Acquiring Fund's Administrator in accordance with its regular practice as pricing agent and reviewed by its independent auditors. Each Acquiring Fund shall cause its Administrator to deliver a copy of its valuation report to The Montgomery Funds and to The Montgomery Funds II at the Closing.

         3.        CLOSING(S) AND CLOSING DATE

                  3.1 The Closing for the Reorganization shall occur on June 30, 1997, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Heller Ehrman White & McAuliffe, 333 Bush Street, San Francisco, California 94104 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 5:00 p.m., Eastern time on the Closing Date unless otherwise provided.

                  3.2 Each Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund Assets have been delivered in proper form to the Acquiring Fund on the Closing Date and
(b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

                  3.3 Notwithstanding anything herein to the contrary, in the event that on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of The Montgomery Funds II and The Montgomery Funds, accurate appraisal of the value of the net assets of an Acquiring Fund or an Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

         4.       COVENANTS  WITH  RESPECT  TO  EACH  ACQUIRING  FUND  AND  EACH
                  ACQUIRED FUND

                  4.1 With respect to each Acquired Fund, The Montgomery Funds has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for each Acquired Fund's liquidating distribution of Acquiring Fund Shares contemplated hereby, and for The Montgomery Funds to terminate each Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to each Acquired Fund. The Montgomery Funds, on behalf of each Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting.

                  4.2 The Montgomery Funds, on behalf of each Acquired Fund, covenants that the corresponding Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                  4.3 The Montgomery Funds, on behalf of each Acquired Fund, will assist each corresponding Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of shares of each class of each Acquired Fund.

                  4.4 Subject to the provisions hereof, The Montgomery Funds II, on its own behalf and on behalf of each Acquiring Fund and The Montgomery Funds, on its own behalf and on behalf of each Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

                  4.5 The Montgomery Funds, on behalf of each Acquired Fund, shall furnish to its corresponding Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and liabilities as of the Closing Date.

                  4.6 As soon after the Closing Date as is reasonably practicable, The Montgomery Funds, on behalf of each Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

                  4.7 With respect to each Acquired Fund that transfers its assets to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Stated Liabilities of the Acquired Fund as contemplated herein, The Montgomery Funds will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to such Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of such Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts and other applicable requirements.

         5.        REPRESENTATIONS AND WARRANTIES

                  5.1 The Montgomery Funds II, on behalf of each Acquiring Fund, represents and warrants to each corresponding Acquired Fund as follows:

                           (a) The Montgomery Funds II was duly created pursuant
to its Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the "1940 Act") and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of The Montgomery Funds II and grants them all powers necessary or desirable to carry out such responsibility, including administering The Montgomery Funds II's business as currently conducted by The Montgomery Funds II and as described in the current Prospectuses of The Montgomery Funds II. The Montgomery Funds II is registered as an investment company classified as an open-end management company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                           (b) The Registration Statement, including the current
Prospectus and Statement of Additional Information of each Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (c) No  Acquiring  Fund is in  violation  of, and the
execution, delivery and performance of this Agreement by The Montgomery Funds II for itself and on behalf of each Acquiring Fund does not and will not (i) violate The Montgomery Funds II's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which The Montgomery Funds II is a party or by which its properties or assets are bound;

                           (d) Except as previously  disclosed in writing to The
Montgomery Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to The Montgomery Funds II's knowledge, threatened against The Montgomery Funds II or its business, any Acquiring Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect The Montgomery Funds II or any Acquiring Fund's financial condition or the conduct of their business. The Montgomery Funds II knows of no facts that might form the basis for the institution of any such proceeding or investigation, and no Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                           (e) All  issued  and  outstanding  shares,  including
shares to be issued in connection with the Reorganization, of each class of each Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable, the shares of each class of the Acquiring Fund issued and outstanding prior to the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and no Acquiring Fund has outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

                           (f) The execution,  delivery and  performance of this
Agreement on behalf of each Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of The Montgomery Funds II, the Trustees and each Acquiring Fund, and this Agreement will constitute a valid and binding obligation of The Montgomery Funds II and each Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (g)  On  the  effective  date  of  the   Registration
Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by The Montgomery Funds II with respect to an Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

                           (h)    No    governmental    consents,     approvals,
authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by The Montgomery Funds II, for itself and on behalf of each Acquiring Fund, or the performance of the Agreement by The Montgomery Funds II for itself and on behalf of each Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

                           (i) For each full and partial  taxable  year from its
inception through the Closing Date, each Acquiring Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status; and

                           (j) All  federal and other tax returns and reports of
The Montgomery Funds II and each Acquiring Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by The Montgomery Funds II or of the Acquiring Funds shall have been paid so far as due, and to the best of The Montgomery Funds II's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

                  5.2 The Montgomery Funds, on behalf of each Acquired Fund, represents and warrants to the corresponding Acquiring Fund as follows:

                           (a) The Montgomery Funds was duly created pursuant to
its Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the Commonwealth of Massachusetts, and the Declaration of Trust directs the Trustees to manage the affairs of The Montgomery Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering The Montgomery Funds' business as currently conducted by The Montgomery Funds and as described in the current Prospectuses of The Montgomery Funds. The Montgomery Funds is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

                           (b) All of the issued and outstanding  shares of each
class of each Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of each Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and no Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

                           (c) No  Acquired  Fund is in  violation  of,  and the
execution, delivery and performance of this Agreement by The Montgomery Funds for itself and on behalf of each Acquired Fund does not and will not (i) violate The Montgomery Funds' Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which The Montgomery Funds is a party or by which its properties or assets are bound;

                           (d) Except as previously  disclosed in writing to The
Montgomery Funds II, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to The Montgomery Funds' knowledge, threatened against any Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business. The Montgomery Funds knows of no facts that might form the basis for the institution of any such proceeding or investigation, and no Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

                           (e)  The   Statement   of  Assets  and   Liabilities,
Statements of Operations and Statements of Changes in Net Assets of each Acquired Fund (the "Financial Reports") as of and for the period ended June 30, 1996, audited by Deloitte & Touche LLP as supplemented by the unaudited Financial Reports as of and for the semi-annual period ended December 31, 1996 (copies of which have been furnished to The Montgomery Funds II) fairly present, in all material respects, each Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of any Acquired Fund (contingent or otherwise) known to The Montgomery Funds that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

                           (f)  Since  the  date  of  the  most  recent  audited
financial statements, there has not been any material adverse change in any Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by The Montgomery Funds II, prior to the Closing Date (for the purposes of this subparagraph (f), neither a decline in an Acquired Fund's net asset value per share nor a decrease in an Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change);

                           (g) All  federal and other tax returns and reports of
The Montgomery Funds and each Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by The Montgomery Funds or any Acquired Fund shall have been paid so far as due, and to the best of The Montgomery Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

                           (h) For each full and partial  taxable  year from its
inception through the Closing Date, each Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

                           (i) At the Closing Date, each Acquired Fund will have
good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

                           (j) The execution,  delivery and  performance of this
Agreement on behalf of each Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of The Montgomery Funds, the Trustees and each Acquired Fund, and this Agreement will constitute a valid and binding obligation of The Montgomery Funds and each Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (k)  From  the  effective  date  of the  Registration
Statement, through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of each Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by The Montgomery Funds II with respect to each Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by The Montgomery Funds, on behalf of each Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

                           (l)    No    governmental    consents,     approvals,
authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by The
Montgomery Funds, for itself and on behalf of each Acquired Fund, or the performance of the Agreement by The Montgomery Funds for itself and on behalf of each Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.


         6.        CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MONTGOMERY FUNDS

                  The obligations of The Montgomery Funds to consummate the Reorganization with respect to each Acquired Fund shall be subject to the performance by The Montgomery Funds II, for itself and on behalf of each corresponding Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the corresponding Acquiring Fund:

                  6.1 All representations and warranties of The Montgomery Funds II contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  6.2 The Montgomery Funds II shall have delivered to The Montgomery Funds at the Closing a certificate executed on behalf of each Acquiring Fund by The Montgomery Funds II's President, Secretary or Assistant Secretary in a form reasonably satisfactory to The

Montgomery Funds and dated as of the Closing Date, to the effect that the representations and warranties of The Montgomery Funds II made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as The Montgomery Funds shall reasonably request.

                  6.3 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to any of the Acquiring Funds, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the Prospectus of each Acquiring Fund delivered to the corresponding Acquired Fund pursuant to paragraph 4.1 and in the Proxy Materials.

                  6.4 With respect to each Acquiring Fund, the Board of Trustees of The Montgomery Funds II shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.


         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MONTGOMERY FUNDS II

                  The obligations of The Montgomery Funds II to consummate the Reorganization with respect to each Acquiring Fund shall be subject to the performance by The Montgomery Funds of all the obligations to be performed by it hereunder, with respect to each corresponding Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

                  7.1 All representations and warranties of The Montgomery Funds with respect to each Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                  7.2 The Montgomery Funds, on behalf of each Acquired Fund, shall have delivered to The Montgomery Funds II at the Closing a certificate executed on behalf of each Acquired Fund, by The Montgomery Funds' President, Secretary or Assistant Secretary, in form and substance satisfactory to The Montgomery Funds II and dated as of the Closing Date, to the effect that the representations and warranties of The Montgomery Funds with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters The Montgomery Funds II shall reasonably request.

                  7.3 With respect to each Acquired Fund, the Board of Trustees of The Montgomery Funds shall have determined that the Reorganization is in the best interests of such Acquired Fund.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MONTGOMERY FUNDS II AND THE MONTGOMERY FUNDS

                  The obligations of The Montgomery Funds II and of The Montgomery Funds herein are each subject to the further conditions that on or before the Closing Date with respect to each Acquiring Fund and the corresponding Acquired Fund:

                  8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the pertinent classes of shares of each Acquired Fund in accordance with the provisions of The Montgomery Funds' Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to The Montgomery Funds II.

                  8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

                  8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by The Montgomery Funds II or The Montgomery Funds to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or its corresponding Acquired Fund.

                  8.4 The Registration Statement of each Acquiring Fund shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         9.        EXPENSES

                  9.1 Montgomery Asset Management, L.P. will be responsible for paying all expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. No Acquiring Fund and no Acquired Fund will be responsible for any expenses incurred.

         10.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

                  10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

                  10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

         11.       TERMINATION

                  11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of The Montgomery Funds II and The Montgomery Funds.

         12.       AMENDMENTS

                  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of The Montgomery Funds II and The Montgomery Funds; provided, however, that following the meeting of the shareholders of an Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of an Acquiring Fund to be issued to the corresponding Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting such Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit The Montgomery Funds II and The Montgomery Funds from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

         13.       NOTICES

                  Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

                  For The Montgomery Funds II, on behalf of itself and each Acquiring Fund

                           R. Stephen Doyle
                           Chairman and CEO
                           The Montgomery Funds II
                           101 California Street
                           San Francisco, California 94111

                  With copies to:

                           Julie Allecta, Esq. and
                           David A. Hearth, Esq.
                           Heller Ehrman White & McAuliffe
                           333 Bush Street
                           San Francisco, California 94104

                  For The Montgomery Funds, on behalf of itself and each Acquired Fund

                           R. Stephen Doyle
                           Chairman and CEO
                           The Montgomery Funds
                           101 California Street
                           San Francisco, California 94111

                           With copies to:

                           Julie Allecta, Esq. and
                           David A. Hearth, Esq.
                           Heller Ehrman White & McAuliffe
                           333 Bush Street
                           San Francisco, California 94104


         14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

                  14.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Schedules shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Schedules hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

                  14.2  This   Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original.

                  14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except its choice-of-law provisions.

                  14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer, and attested by its Secretary.

                                   THE MONTGOMERY FUNDS II, for itself
                                   and on behalf of each Acquiring Fund



                                   By: _________________________________
                                   Name:________________________________
                                   Title: ______________________________

                                   THE MONTGOMERY FUNDS, for itself and
                                   on behalf of each Acquired Fund

                                   By: _________________________________
                                   Name:________________________________
                                   Title: ______________________________

                                                    Schedule A

Acquired Funds                                              Acquiring Funds
--------------                                              ---------------
(Each, a separate series of The Montgomery Funds)           (Each, a separate series of The Montgomery Funds II)

Montgomery Growth Fund                                      Montgomery Growth Fund

Montgomery Equity Income Fund                               Montgomery Equity Income Fund

Montgomery Small Cap Fund                                   Montgomery Small Cap Fund

Montgomery Small Cap Opportunities Fund                     Montgomery Small Cap Opportunities Fund

Montgomery Micro Cap Fund                                   Montgomery Micro Cap Fund

Montgomery Global Opportunities Fund                        Montgomery Global Opportunities Fund

Montgomery Global Communications Fund                       Montgomery Global Communications Fund

Montgomery International Small Cap Fund                     Montgomery International Small Cap Fund

Montgomery International Growth Fund                        Montgomery International Growth Fund

Montgomery Emerging Asia Fund                               Montgomery Emerging Asia Fund

Montgomery Emerging Markets Fund                            Montgomery Emerging Markets Fund

Montgomery Select 50 Fund                                   Montgomery Select 50 Fund

Montgomery Global Asset Allocation Fund                     Montgomery Global Asset Allocation Fund

                                       15


Montgomery Short Duration Government Bond Fund              Montgomery Short Duration Government Bond Fund

Montgomery Government Reserve Fund                          Montgomery Government Reserve Fund

Montgomery Federal Tax-Free Money Fund                      Montgomery Federal Tax-Free Money Fund

Montgomery California Tax-Free Intermediate Bond Fund       Montgomery California Tax-Free Intermediate Bond Fund

Montgomery California Tax-Free Money Fund                   Montgomery California Tax-Free Money Fund

Montgomery Asset Allocation Fund II                         Montgomery Asset Allocation Fund II

Montgomery Total Return Bond Fund                           Montgomery Total Return Bond Fund

Montgomery Technology Fund                                  Montgomery Technology Fund


                                                    Schedule B

Acquired Funds                                              Corresponding Acquiring Funds
--------------                                              -----------------------------
(Each, a separate series of The Montgomery Funds)           (Each, a separate series of The Montgomery Funds II)

Montgomery Growth Fund                                      Montgomery Growth Fund
         Class R Shares                                              Class R Shares
         Class P Shares                                              Class P Shares

Montgomery Equity Income Fund                               Montgomery Equity Income Fund
         Class R Shares                                              Class R Shares
         Class P Shares                                              Class P Shares

Montgomery Small Cap Fund                                   Montgomery Small Cap Fund
         Class R Shares                                              Class R Shares
         Class P Shares                                              Class P Shares

Montgomery Small Cap Opportunities Fund                     Montgomery Small Cap Opportunities Fund
         Class R Shares                                              Class R Shares
         Class P Shares                                              Class P Shares

Montgomery Micro Cap Fund                                   Montgomery Micro Cap Fund
         Class R Shares                                              Class R Shares

Montgomery Global Opportunities Fund                        Montgomery Global Opportunities Fund
         Class R Shares                                              Class R Shares

Montgomery Global Communications Fund                       Montgomery Global Communications Fund
         Class R Shares                                              Class R Shares

                                       17


Montgomery International Small Cap Fund                     Montgomery International Small Cap Fund
         Class R Shares                                              Class R Shares

Montgomery International Growth Fund                        Montgomery International Growth Fund
         Class R Shares                                              Class R Shares

Montgomery Emerging Asia Fund                               Montgomery Emerging Asia Fund
         Class R Shares                                              Class R Shares

Montgomery Emerging Markets Fund                            Montgomery Emerging Markets Fund
         Class R Shares                                              Class R Shares
         Class P Shares                                              Class P Shares

Montgomery Select 50 Fund                                   Montgomery Select 50 Fund
         Class R Shares                                              Class R Shares

Montgomery Global Asset Allocation Fund                     Montgomery Global Asset Allocation Fund
         Class R Shares                                              Class R Shares

Montgomery Short Duration Government Bond Fund              Montgomery Short Duration Government Bond Fund
         Class R Shares                                              Class R Shares
         Class P Shares                                              Class P Shares

Montgomery Government Reserve Fund                          Montgomery Government Reserve Fund
         Class R Shares                                              Class R Shares

Montgomery Federal Tax-Free Money Fund                      Montgomery Federal Tax-Free Money Fund
         Class R Shares                                              Class R Shares


                                       18

Montgomery California Tax-Free Intermediate Bond Fund       Montgomery California Tax-Free Intermediate Bond Fund
         Class R Shares                                              Class R Shares

Montgomery California Tax-Free Money Fund                   Montgomery California Tax-Free Money Fund
         Class R Shares                                              Class R Shares

Montgomery Asset Allocation Fund II                         Montgomery Asset Allocation Fund II
         Class R Shares                                              Class R Shares

Montgomery Total Return Bond Fund                           Montgomery Total Return Bond Fund
         Class R Shares                                              Class R Shares

Montgomery Technology Fund                                  Montgomery Technology Fund
         Class R Shares                                              Class R Shares



                                                                      APPENDIX A
                                  FORM OF PROXY

                              THE MONTGOMERY FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS

                              June __________, 1997

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                              THE MONTGOMERY FUNDS


                  The undersigned hereby appoints [Mark B. Geist] and [David E. Demarest], and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fund noted below (the "Fund"), a separate series of The Montgomery Funds (the "Trust"), to be held on June __, 1997 at the offices of The Montgomery Funds, 101 California Street, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 25, 1997. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 25, 1997. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.


                  1. To approve a new Investment Management Agreement between the Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of the Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P. will be acquired by New Montgomery, a subsidiary of Commerzbank AG:

                  FOR [  ]      AGAINST [  ]       ABSTAIN [  ]


                  2. To elect Cecilia H. Herbert to continue to serve as a disinterested Trustee on the Board of Trustees of The Montgomery Funds:

                  FOR [  ]      AGAINST [  ]       ABSTAIN [  ]


                  3B. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, effectively moving the Fund from the TMF Trust (a Massachusetts business trust) to the TMFII Trust (a Delaware business trust), and specifically providing for: (a) the transfer of all assets of the Fund to a newly created corresponding series (the "New Fund") of the TMFII Trust in exchange for shares of the corresponding New Fund, and the assumption by the corresponding New Fund of liabilities of the Fund; (b) the distribution

                                      P.1
         to Fund shareholders of such corresponding New Fund's shares; and (c) the dissolution of the Fund:

                  FOR [  ]      AGAINST [  ]       ABSTAIN [  ]


                  4. To authorize the Board of Trustees to approve any future conversion of the Fund to a feeder fund in a master/feeder fund structure:

                  FOR [  ]      AGAINST [  ]       ABSTAIN [  ]


                  5. For Shareholders of the Montgomery Growth Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery
         Micro Cap Fund, Montgomery International Small Cap Fund, Montgomery Emerging Asia Fund, Montgomery Emerging Markets Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund and Montgomery California Tax-Free Money Fund: To approve certain changes to the fundamental investment restrictions of the Fund:

                  FOR [  ]      AGAINST [  ]       ABSTAIN [  ]




Dated:  ______________, 1997
                                   ___________________________________
                                   Signature


[Shareholder Name]                 ___________________________________
                                   Title (if applicable)
[Address]

[Address]                          ___________________________________
                                   Signature (if held jointly)
[Fund Name]

[Shares Held]                      ___________________________________
                                   Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Montgomery family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.

                                      P.2

                                                                      APPENDIX B
                                  FORM OF PROXY

                             THE MONTGOMERY FUNDS II
                         SPECIAL MEETING OF SHAREHOLDERS

                              June __________, 1997

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                             THE MONTGOMERY FUNDS II


                  The undersigned hereby appoints [Mark B. Geist] and [David E. Demarest], and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fund noted below (the "Fund"), a separate series of The Montgomery Funds II (the "Trust"), to be held on June __, 1997 at the offices of The Montgomery Funds II, 101 California Street, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 25, 1997. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 25, 1997. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.


                  1. To approve a new Investment Management Agreement between the Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of the Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P. will be acquired by New Montgomery, a subsidiary of Commerzbank AG:

                  FOR [  ]      AGAINST [  ]       ABSTAIN [  ]

                  3A. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby to convert the Montgomery Asset Allocation Fund into a fund-of-funds:

                  FOR [  ]      AGAINST [  ]       ABSTAIN [  ]


                                      P.1

                  4. To authorize the Board of Trustees to approve any future conversion of the Fund to a feeder fund in a master/feeder fund structure:

                  FOR [  ]      AGAINST [  ]       ABSTAIN [  ]





Dated:  ______________, 1997
                                   ___________________________________
                                   Signature


[Shareholder Name]                 ___________________________________
                                   Title (if applicable)
[Address]

[Address]                          ___________________________________
                                   Signature (if held jointly)
[Fund Name]

[Shares Held]                      ___________________________________
                                   Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Montgomery family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.


                                      P.2